                                                                   Exhibit 10.11

                                                                  EXECUTION COPY




                                WARRANT AGREEMENT


                                     between



                         OCCIDENTE Y CARIBE CELULAR S.A.



                                       and



                              THE BANK OF NEW YORK,
                                as Warrant Agent

                            -------------------------






                            Dated as of June 7, 1996

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.1.        Definitions........................................  2

                                   ARTICLE II

                           ORIGINAL ISSUE OF WARRANTS

     Section 2.1.        Form of Warrant Certificates.......................  8
     Section 2.2.        Restrictive Legends................................  9
     Section 2.3.        Execution and Delivery of Warrant Certificates..... 10
     Section 2.4.        Loss or Mutilation................................. 11
     Section 2.5.        CUSIP Number....................................... 11

                                   ARTICLE III

               EXERCISE PRICE; EXERCISE AND REPURCHASE OF WARRANTS

     Section 3.1.        Exercise Price..................................... 12
     Section 3.2.        Exercise; Restrictions on Exercise................. 12
     Section 3.3.        Method of Exercise; Payment of Exercise Price...... 13
     Section 3.4.        Repurchase of Warrants............................. 17
     Section 3.5.        Repurchase Offers.................................. 19
     Section 3.6.        Inability to Consummate Warrant Repurchase
                               or Repurchase Offer.......................... 21

                                   ARTICLE IV

                                   ADJUSTMENTS

     Section 4.1.        Adjustments........................................ 22
     Section 4.2.        Decrease in Exercise Price......................... 28
     Section 4.3.        Notice of Adjustment............................... 28
     Section 4.4.        Statement on Warrants.............................. 29

     Section 4.5.        Notice of Consolidation, Merger, Etc............... 29
     Section 4.6.        Fractional Interests............................... 29

                                    ARTICLE V

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

     Section 5.1.        Transfer and Exchange.............................. 30
     Section 5.2.        Registration, Registration of Transfer
                           and Exchange..................................... 30
     Section 5.3.        Book-Entry Provisions for the Rule 144A
                           Global Warrant and Regulation S Global Warrant... 31

     Section 5.4.        Special Transfer Provisions........................ 33
     Section 5.5.        Surrender of Warrant Certificates.................. 36

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     Section 6.1.        Reservation and Authorization...................... 36
     Section 6.2.        Qualification Under Colombian Law.................. 37
     Section 6.3.        Establishment of ADR Program....................... 38
     Section 6.4.        Filing and Effectiveness of Warrant
                               Shares Registration Statement................ 38
     Section 6.5.        Registration Rights in Initial Public Offering..... 39
     Section 6.6.        Registration of ADRs............................... 40
     Section 6.7.        Blue Sky........................................... 40
     Section 6.8.        Accuracy of Disclosure............................. 41
     Section 6.9.        Indemnity.......................................... 41
     Section 6.10.       Expenses........................................... 41

                                   ARTICLE VII

                                    REMEDIES

     Section 7.1.        Liquidated Damages................................. 42
     Section 7.2.        Payment of Additional Amounts...................... 43
     Section 7.3.        Default Interest................................... 44
     Section 7.4.        Remedies; No Waiver................................ 44

                                  ARTICLE VIII

                                THE WARRANT AGENT

     Section 8.1.        Duties and Liabilities.............................. 44
     Section 8.2.        Right to Consult Counsel............................ 46
     Section 8.3.        Compensation; Indemnification....................... 46
     Section 8.4.        No Restrictions on Actions.......................... 47
     Section 8.5.        Discharge or Removal; Replacement Warrant Agent..... 47
     Section 8.6.        Successor Warrant Agent............................. 48

                                   ARTICLE IX

                                 WARRANT HOLDERS

     Section 9.1.        Warrant Holder Not Deemed a Stockholder............. 48
     Section 9.2.        Right of Action..................................... 48

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.1.       Money Deposited with the Warrant Agent.............. 49
     Section 10.2.       Payment of Taxes.................................... 49
     Section 10.3.       No Merger, Consolidation or Sale of Assets
                           of the Company.................................... 50
     Section 10.4.       Reports to Holders.................................. 50
     Section 10.5.       Notices............................................. 51
     Section 10.6.       Severability........................................ 51
     Section 10.7.       Binding Effect...................................... 51
     Section 10.8.       Third Party Beneficiaries........................... 51
     Section 10.9.       Amendments.......................................... 51
     Section 10.10.      Headings............................................ 52
     Section 10.11.      GOVERNING LAW....................................... 52
     Section 10.12.      Process Agent; Submission to Jurisdiction;
                               Waiver of Immunities.......................... 52
     Section 10.13.      Judgment Currency................................... 53
     Section 10.14.      Counterparts........................................ 53

     EXHIBIT A           Form of Warrant Certificate
     EXHIBIT B           Form of Private Placement Legend
     EXHIBIT C           Form of Legend for Global Warrants
     EXHIBIT D           Form of Legend for Warrants Issued as Part of a Unit
     EXHIBIT E           Form of Investor Letter to be Delivered in Connection
                         with Transfers to Non-QIB Accredited Investors
     EXHIBIT F           Form of Certificate to be Delivered in Connection with
                         Transfers Pursuant to Regulation S
     EXHIBIT G           Form of Certificate to be Delivered upon Termination o
                         Restricted Period
     EXHIBIT H           Form of Colombian Legend

                                WARRANT AGREEMENT

         AGREEMENT (this "Agreement") dated as of June 7, 1996 between Occidente y Caribe Celular S.A. (the "Company"), a sociedad anonima de economia mixta existing under the laws of the Republic of Colombia ("Colombia"), and The Bank of New York, as Warrant Agent (the "Warrant Agent").

         Pursuant to the terms of a Purchase Agreement dated as of May 31, 1996 (the "Purchase Agreement") among the Company on the one hand and Merrill Lynch, Pierce, Fenner & Smith Incorporated and ING Baring (U.S.) Securities, Inc. on the other hand (the "Initial Purchasers"), the Company has agreed to issue and sell to the Initial Purchasers warrants (each, a "Warrant") entitling the holders thereof to purchase, under certain circumstances, either (i) American Depositary Receipts ("ADRs") representing up to an aggregate of 4,355,852 shares of class B common stock, par value one thousand Pesos per share, of the Company (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"), or
(ii) if, at the time any Warrants are exercised, the Company has not entered into an ADR Deposit Agreement (as defined below) or any Colombian corporate or governmental approvals or authorizations necessary for the issuance of ADRs have not been obtained or are not then in effect, the Warrant Shares, as part of 190,745 units (the "Units"), each Unit consisting of US$1,000 principal amount at maturity of 14% Senior Discount Notes due 2004 (the "Notes") to be issued pursuant to the provisions of an Indenture dated as of June 1, 1996 (the "Indenture") between the Company, as issuer, and The Bank of New York, as trustee, and four Warrants. Each Warrant will entitle the registered holder thereof to purchase either (x) 0.22836 ADRs, each ADR representing 25 fully paid and non-assessable Warrant Shares, or (y) if, at the time any Warrants are exercised, the Company has not entered into an ADR Deposit Agreement or any Colombian corporate or governmental approvals or authorizations necessary for the issuance of ADRs have not been obtained or are not then in effect, 5.709 fully paid and non-assessable Warrant Shares at an exercise price of US$1.00 per Warrant Share (US$25.00 per ADR), subject to adjustment as provided herein. The Notes and the Warrants included in each Unit will become separately transferable at the close of business upon the earliest to occur of (A) 90 days from the date of issuance of the Units, (B) the occurrence of a Change of Control and (C) the date on which the Exchange Offer Registration Statement (each, as defined below) is declared effective (the "Separation Date").

         In consideration of the foregoing and of the agreements contained in the Purchase Agreement and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company, the record holders thereof (the "Holders") and the Warrant Agent, the Company and the Warrant Agent each hereby agrees as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.1. Definitions. (a) As used in this Agreement, the following terms shall have the following meanings:

         "ADR Custodian" means the custodian under the ADR Deposit Agreement.

         "Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (b) any other Person that owns, directly or indirectly, 10% or more of such specified Person's voting Capital Stock or any executive officer or director of any such specified Person or other Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided that the Initial Purchasers and their Affiliates shall be deemed not to be "Affiliates" of the Company solely as a result of transactions contemplated hereby.

         "Applicable Procedures" means the applicable procedures of the Warrant Agent, DTC, Euroclear and Cedel, in each case to the extent applicable.

         "Business Day" means any day which is not a Saturday, a Sunday, or any other day on which banking institutions in New York City or Colombia are not required to be open.

         "Bylaws" means the estatutos sociales of the Company, as the same may be amended or restated from time to time.

         "Certificated Notes" means certificated Notes in fully registered definitive form.

         "Certificated Warrants" means certificated Warrants in fully registered definitive form.

         "Change of Control" shall have the meaning provided in the Indenture.

         "Class A Common Stock" means the class A common stock, par value one thousand Pesos per share, of the Company.

         "Class C Common Stock" means the class C common stock, par value one thousand pesos per share, of the Company.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Class A Common Stock, the Class B Common Stock and the Class C Common Stock.

         "Company Order" means a written order or request signed in the name of the Company by its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Warrant Agent.

         "Current Market Value" per ADR, Warrant Share or share of any other security (herein collectively referred to as a "security"), for the purposes of any computation under Section 3.3, 3.4 or 3.5 or Article IV, at any date herein specified means:

         (i) if the security is registered under the Exchange Act, the average of the daily market prices (on the stock exchange that is the primary trading market for the security) of the security for the 20 consecutive trading days immediately preceding such date, or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available, in either case, as certified to the Warrant Agent by the President, any Vice President or the Financial Vice President of the Company (the "Value Certificate"). The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such trading day, or if no sale takes place on such trading day, the average of the closing bid and asked prices on such trading day on the principal national securities exchange on which such security is listed or admitted, as determined by the Board of Directors of the Company, in good faith, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such trading day, or if no sale takes place on such trading day, the average of the closing bid and asked prices on such trading day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such trading day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such trading day, the average of the high bid and low asked prices, as so reported, on the most recent trading day (not more than 30 calendar days prior to the date in question) for which prices have been so reported and
     (D) if there are no bid and asked prices reported during the 30 calendar days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act; or

         (ii) if the security is not registered under the Exchange Act or if the value cannot be computed under clause (i) above, the value of the security as certified to the Warrant Agent in a Value Certificate (A) in the case of any computation under Article IV, most recently determined as of a date within the six months preceding such date and set forth in a Value Report by an Independent Financial Expert selected by the Board of Directors in accordance with the criteria for such valuation set out in Section 4.1(j) or (B) in the case of any computation under Section 3.4 or 3.5 or in the case of any computation under Article IV, if no such determination shall have been made within such six-month period or if the Company so chooses, determined as of such date and set forth in a Value Report as determined by an Independent Financial Expert, which shall be selected by the Board of Directors in accordance with Section 3.4(b), 3.5(b) or 4.1(j) hereof, as the case may be.

         "DTC" means The Depository Trust Company, its nominees and their respective successors.

         "Excess Cash Dividends" shall mean the portion of any cash dividend that, when such cash dividend is added to all other cash dividends previously paid in the calendar year of the payment of such dividend (excluding the portion of any such other dividend that constituted Excess Cash Dividends as of the date of its declaration), exceeds 5% of the then current market value per share of the Class B Common Stock on the declaration date of such cash dividend.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

         "Expiration Date" means March 15, 2004.

         "Independent Financial Expert" means an internationally recognized United States, United Kingdom or European investment banking firm that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in the Company or any of its Affiliates and is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company or any of its Affiliates.

         "Initial Public Offering" or "IPO" means the first time a registration statement other than the Exchange Offer Recognition Statement filed under the Securities Act with the Commission respecting an offering, whether primary or secondary, of Common Stock (or securities convertible into, or exchangeable for, Common Stock, including American depositary receipts, or rights to acquire Common Stock or such securities), which is underwritten on a firmly committed basis, is declared effective and the securities so registered are issued and sold.

         "Issue Date" means June 7, 1996.

         "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Peso Equivalent" means, with respect to any amount expressed in U.S. Dollars, the amount of Pesos necessary to acquire such amount of U.S. Dollars, calculated at 9:00 A.M. (Colombian time) on the date of determination by reference to the Representative Market Rate ("La Tasa Representiva de Mercada") or market value prevailing on the relevant date as certified by the Colombian Superintendency of Banking of Colombia or, if such rate is not available, such other U.S. Dollars-to-Pesos foreign exchange rate as shall be determined by the Company.

         "Pesos" means the lawful currency of Colombia.

         "Private Placement Legend" means the legend set forth on the Warrant Certificates in the form set forth in Exhibit B hereof.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Warrants, ADRs or Warrant Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Public Equity Offering" shall have the meaning provided in the Indenture.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Registered Exchange Offer" means an offer to the holders of the Notes to issue and deliver to such holders, in exchange for the Notes, a like principal amount at maturity of debt securities of the Company identical in all material respects to the Notes, except for the transfer restrictions relating to the Notes, as provided in the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement between the Company and the Initial Purchasers named therein, dated as of June 7, 1996, relating to the Notes.

         "Regulation S" means Regulation S under the Securities Act.

         "Regulation S Global Note" means Notes offered and sold in offshore transactions in reliance on Regulation S issued in the form of one or more permanent Notes in global form.

         "Restricted Certificated Warrant" means a Warrant in certificated, fully registered form which carries the Private Placement Legend.

         "Restricted Warrant" means a Rule 144A Global Warrant or a Restricted Certificated Warrant, each of which carries the Private Placement Legend.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Global Note" means Notes offered and sold in the United States in reliance on Rule 144A issued initially in the form of one or more permanent Notes in global form.

         "Securities Act" means the United States Securities Act of 1933, as amended.

         "Trading Market" means that, and a Trading Market will be deemed to exist on any Business Day if, it is possible to determine the Current Market Value of the ADRs or Warrant Shares (or other security) pursuant to paragraph
(i) of the definition of Current Market Value.

         "Underlying Securities" shall mean the ADRs, Warrant Shares or other securities issuable or issued upon exercise of the Warrants.

         "U.S. Dollars" or "US$" means the lawful currency of the United States of America.

         "Value Report" means a report of an Independent Financial Expert stating the Current Market Value of the ADRs, Warrant Shares and other securities or property of the Company, if any, being valued as of any date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of value was made and the method of valuation used.

         "Warrant Registration Default" means, and shall be deemed to have occurred, if (i) on the Exercise Commencement Date, the Warrant Shares Registration Statement has not been declared effective by the Commission, or
(ii) the Commission shall have issued a stop order suspending the effectiveness of the Warrant Shares Registration Statement, at a time when such Warrant Shares Registration Statement is required to be kept effective by the Company pursuant to the provisions of this Agreement.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

                  Term                                          Section

                  Additional Amounts                            7.2
                  ADR                                           Recitals
                  ADR Deposit Agreement                         6.3
                  ADR Depositary                                6.3
                  ADR Registration Statement                    6.6
                  Agent Members                                 5.3(a)
                  Agreement                                     Preamble
                  Certificated Warrant                          2.3
                  Class B Common Stock                          Recitals
                  Colombian Withholding Taxes                   7.2
                  Company                                       Preamble
                  Default                                       7.3(a)
                  Event Date                                    7.1(b)
                  Exercise Commencement Date                    3.2
                  Exercise Price                                3.1
                  expiration date                               3.5(a)
                  Global Warrant                                2.3
                  Holders                                       Recitals
                  Indemnified Party                             6.9
                  Indenture                                     Recitals
                  Initial Purchasers                            Recitals
                  Institutional Accredited Investor             2.3
                  Investor Letter                               2.3
                  IPO Registration Statement                    6.5(a)
                  Judgment Currency                             10.13
                  liquidated damages payment date               7.1(b)
                  Notes                                         Recitals

                  Offer Notice                           3.5(c)
                  Offshore Certificated Warrant          2.3
                  Par Value Notice                       3.1(a)
                  Private Placement Legend               5.4
                  Process Agent                          10.12
                  Purchase Agreement                     Recitals
                  Registration Statement                 6.5(a)
                  Regulation S Global Warrant            2.3
                  Repurchase Notice                      3.4(c)
                  Repurchase Obligation                  7.3(b)
                  Repurchase Offer                       3.5(a)
                  Repurchase Price                       3.5(a)
                  Restricted Period                      5.3(g)
                  Rule 144A Global Warrant               2.3
                  Separation Date                        Recitals
                  Suspension Period                      6.4(b)(ii)
                  Transfer Agent                         5.2
                  Units                                  Recitals
                  Value Certificate                      1.1 (Fair Market Value)
                  Warrant                                Recitals
                  Warrant Agent                          Preamble
                  Warrant Certificates                   2.1
                  Warrant Repurchase                     3.4(a)
                  Warrant Repurchase Price               3.4(a)
                  Warrant Shares                         Recitals
                  Warrant Shares Registration Statement  6.4


                                   ARTICLE II

                           ORIGINAL ISSUE OF WARRANTS

         Section 2.1. Form of Warrant Certificates. Certificates representing the Warrants (the "Warrant Certificates") shall be in registered form only and substantially in the form attached hereto as Exhibit A. The Warrant Certificates shall be dated the date on which countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto, or to conform to usage. The Company shall approve the form of the Warrant Certificates and any notation, legend or endorsement on them.

         The terms and provisions contained in the forms of the Warrant Certificates annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Agreement.

         The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officer of the Company executing such Warrant Certificates, as evidenced by such officer's execution of such Warrant Certificates.

         Pending the preparation of definitive Warrant Certificates, temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

         If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates to the Warrant Agent, without charge to the Holder. Until so exchanged the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

         Section 2.2. Restrictive Legends. (a) The Rule 144A Global Warrant and each Restricted Certificated Warrant shall bear the legend set forth in Exhibit B on the face thereof.

         (b) The Regulation S Global Warrant and each Offshore Certificated Warrant shall bear the legend set forth in Exhibit B on the face thereof until at least 41 days after the Issue Date and the receipt by the Warrant Agent of a certificate substantially in the form of Exhibit G hereto.

         (c) Each Global Warrant shall also bear the legend set forth in Exhibit C on the face thereof.

         (d) Each Warrant Certificate issued prior to the Separation Date shall bear the legend set forth in Exhibit D on the face thereof.

         (e) Each of the Warrants referred to in paragraphs (a) through (d) above shall bear the legend set forth in Exhibit H on the face thereof.

         Section 2.3. Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 4,355,852 Warrant Shares may be executed, on or after the Issue Date, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the direction of the Company to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Section 2.4, 3.3, 5.3 or 5.4.

         The Warrant Certificates shall be executed on behalf of the Company by its President or any Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned manually by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

         Warrants offered and sold in reliance on Rule 144A shall be issued initially in the form of a single, permanent global Warrant Certificate in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "Rule 144A Global Warrant"), deposited with the Warrant Agent, as custodian for DTC, duly executed by the Company and countersigned by the Warrant Agent, and shall bear the legends set forth in Exhibits B, C, D and H. The aggregate number of Warrants represented by the Rule 144A Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for DTC, or its nominee, as hereinafter provided.

         Warrants offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of a single, permanent global Warrant Certificate in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "Regulation S Global Warrant"), deposited with the Warrant Agent, as custodian for DTC, duly executed by the Company and countersigned by the Warrant Agent, and shall bear the legends set forth in Exhibits C, D and H. The aggregate number of Warrants represented by the Regulation S Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for DTC, or its nominee, as hereinafter provided. The Rule 144A Global Warrant and the Regulation S Global Warrant are sometimes collectively referred to herein as the "Global Warrants".

         Warrants offered and sold in their initial distribution to a limited number of institutions that are accredited investors (which are not QIBs) within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (and institutions in which all the equity owners are such accredited investors) (together referred to as "Institutional Accredited Investors") in transactions exempt from registration under the Securities Act shall be issued as a Restricted Certificated Warrant, substantially in the form set forth in Exhibit A, and shall bear the legends set forth in Exhibit B, D and H. Such Warrants shall be delivered to such Institutional Accredited Investors only upon the execution and delivery to the Company and the Initial Purchasers of an institutional accredited investor transferee compliance letter (an "Investor Letter") substantially in the form of Exhibit E hereto. Restricted Certificated Warrants may not be transferred or exchanged for interests in a Global Warrant or another Restricted Certificated Warrant except as provided in Sections 5.3 and 5.4 hereof.

         Warrants issued pursuant to Section 5.3(b) in exchange for interests in the Regulation S Global Warrant shall be issued in the form of permanent Warrant Certificates in registered form in substantially the form set forth in Exhibit A (the "Offshore Certificated Warrants") and shall bear the legend set forth in Exhibit H. The Offshore Certificated Warrants and the Restricted Certificated Warrants are sometimes collectively herein referred to as the "Certificated Warrants".

         Section 2.4. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 2.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 2.4 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 2.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

         Section 2.5. CUSIP Number. The Company in issuing the Warrants may use a "CUSIP" number(s), and if so, the Warrant Agent shall use the CUSIP number(s) in notices of repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Warrants, and that reliance may be placed only on the other identification numbers printed on the Warrants.

                                   ARTICLE III

               EXERCISE PRICE; EXERCISE AND REPURCHASE OF WARRANTS

         Section 3.1. Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to and upon compliance with the provisions of this Agreement, to purchase either (i)
0.22836 ADRs per Warrant, each ADR representing 25 fully paid and non-assessable Warrant Shares, or (ii) if, at the time any Warrants are exercised, (x) the Company has not entered into an ADR Deposit Agreement or (y) any Colombian corporate or governmental authorizations set forth in Section 6.2(b) has not been obtained or is not then in effect, 5.709 fully paid and non-assessable Warrant Shares, at an exercise price of US$1.00 per Warrant Share (US$25.00 per ADR) per Warrant, subject to adjustment as provided in Sections 4.1 and 4.2 hereof (the "Exercise Price"); provided, however, that if, on the date of exercise of any Warrant, the Peso Equivalent of the Exercise Price is less than the aggregate of the par value of the Warrant Shares represented by the ADRs or the Warrant Shares, as the case may be, for which such Warrant may be exercised, the Exercise Price payable upon such exercise shall be adjusted to be equal to the Peso Equivalent of the aggregate of such par value.

         Section 3.2. Exercise; Restrictions on Exercise. Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time or from time to time on any Business Day on or after the earliest to occur of
(i) June 7, 1998, (ii) the occurrence of a Change of Control, or (iii) the consummation of a Public Equity Offering (the "Exercise Commencement Date") and on or before the Expiration Date; provided, however, that Warrants may not be exercised (i) prior to the date on which the Warrant Agent has received written notice from the Company that a Registration Statement has been declared effective with respect to the Warrant Shares, (ii) at any time after the Warrant Agent has received written notice from the Company or the Commission that a stop order issued by the Commission suspending the effectiveness of such Registration Statement is in effect, (iii) prior to the date on which the Warrant Agent has received written notice from the Company that the Company has obtained all necessary Colombian corporate and governmental authorizations and approvals set forth in Section 6.1 and 6.2(a), (iv) at any time after the Warrant Agent has received written notice from the Company that the authorizations and approvals referred to in clause (iii) are not in effect or (v) during any Suspension Period permitted under Section 6.4(b)(ii), provided that the Warrant Agent has received notice from the Company of such Suspension Period. If, at the time such Warrants are exercised, (w) the Company has entered into an ADR Deposit Agreement, (x) all

Colombian corporate and governmental authorizations set forth in Section 6.2(b) have been obtained, (y) the Warrant Agent has been notified that both (w) and
(x) of this Section 3.2 have occurred, and (z) the Warrant Agent has not received written notice from the Company that any of the authorizations and approvals set forth in Section 6.2(b) is not in effect, such Warrants shall be exercisable only to purchase ADRs. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate, except the right to receive cash in a Warrant Repurchase as provided in Section 3.4. The Company shall give notice not less than 90, and not more than 120, calendar days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date.

         Additionally, pursuant to Section 4.1(h)(ii) hereof, the Warrants may expire and all rights of the Holders of such Warrants shall terminate in the event the Company merges or consolidates with or sells all or substantially all of its property and assets to a Person (other than an Affiliate of the Company) if the consideration payable to holders of shares of Class B Common Stock in exchange for their Class B Common Stock in connection with such merger, consolidation or sale consists solely of cash. The Company shall give the Warrant Agent written notice of either of the events described in this paragraph immediately upon the occurrence thereof.

         Section 3.3. Method of Exercise; Payment of Exercise Price. (a) (i) In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof shall surrender for exercise the Warrant Certificate to the Warrant Agent at its corporate trust office set forth in
Section 10.5 hereof, with the Subscription Form set forth in the Warrant Certificate (or a copy thereof furnished by the Warrant Agent) duly executed, together with payment in full of the Exercise Price then in effect for each ADR, Warrant Share or other securities or property issuable upon exercise of the exercised Warrants; such payment shall be made in cash or by certified or official bank or bank cashier's check payable to the order of the Company.

         (ii) Upon receipt of the Warrant Certificate, the duly executed Subscription Form and such payment, the Warrant Agent shall promptly notify the Company in writing of such surrender. If the Exercise Price has been adjusted pursuant to the provision of Section 3.1 and notice of such adjustment has not previously been given in accordance with Section 4.3, the Company will promptly notify the exercising Holder and the Warrant Agent in writing of the adjusted Exercise Price (a "Par Value Notice").

         (iii) If the Company is obligated to deliver a Par Value Notice pursuant to Section 3.3(a)(ii), the surrendering Holder may elect:

                  (A) to exercise such Warrants at the adjusted Exercise Price by notifying the Warrant Agent of such election and paying to the Warrant Agent an amount equal to the difference between the adjusted Exercise Price for such Warrants and the amount previously paid by such Holder pursuant to clause (i) of this Section 3.3(a); such payment shall be made in cash or by certified or official bank or bank cashier's check payable to the order of the Company; or

                  (B) to withdraw such surrendered Warrants and receive a refund of the Exercise Price paid pursuant to clause (i) of this Section 3.3(a); in such case the Warrant Agent shall refund such payment as promptly as is practicable in cash or by certified or official bank or bank cashier's check payable to such Person or Persons as it may be directed in writing by the surrendering Holder, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the Holder.

                  (iv) Except as provided in clause (iii) of this Section 3.3(a), all payments received upon exercise of Warrants shall be delivered to the Company by the Warrant Agent as reasonably instructed in writing by the Company. If fewer than all the Warrants represented by a Certificated Warrant are exercised, such Certificated Warrant shall be surrendered and a new Certificated Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Certificated Warrant, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Certificated Warrant to the Person or Persons entitled to receive the same. If fewer than all of the Warrants represented by a Global Warrant are exercised, the Global Warrant shall not be surrendered to the Warrant Agent in accordance with Section 3.3(a)(i) and the Warrant Agent shall decrease or reflect on its records, as custodian for DTC, or its nominee, a decrease in the aggregate number of Warrants represented by such Global Warrant equal to the number of Warrants exercised.

                  (v) Upon exercise of any Warrants in accordance with the foregoing provisions, (i) (x) the Company shall issue such number of Warrant Shares as are issuable upon the exercise of such Warrants to the ADR Depositary and shall issue the other securities or property (including money), if any, to which such exercising Holder is then entitled and (y) the ADR Depositary, pursuant to the ADR Deposit Agreement, upon instructions from the Warrant Agent, shall issue ADRs to which such exercising Holder is then entitled, or (ii) if the Company has not entered into an ADR Deposit Agreement or any Colombian corporate or governmental authorizations set forth in Section 6.2(b) have not been obtained or are not then in effect, the Company shall issue such number of Warrant Shares and the other securities or property (including money), if any, to which such exercising Holder is then entitled, in either case, subject to the conditions set forth below.

                  (b) If (w) the Company has entered into an ADR Deposit Agreement, (x) all Colombian corporate and governmental authorizations set forth in Section 6.2(b) have been obtained, (y) the Warrant Agent has received written notice from the Company that both (w) and (x) of this paragraph (b) have occurred, and (z) the Warrant Agent has not received written notice from the Company that any of the authorizations and approvals set forth in Section 6.2(b) is not in effect, upon exercise of any Warrants in accordance with the foregoing provisions:

                  (i) the Warrant Agent shall notify the ADR Depositary in writing that such Holder has elected to exercise such Warrants;

                  (ii) the Company shall promptly issue to the ADR Custodian appropriate evidence of ownership of the Warrant Shares to be represented by the ADRs to which such Holder is entitled, registered or otherwise placed in such name or names as may be directed in writing by the ADR Custodian, and to deliver such evidence of ownership to the ADR Custodian;

                  (iii) the Warrant Agent shall instruct the ADR Depositary to issue, upon receipt of appropriate evidence of ownership of the Warrant Shares by the ADR Custodian, ADRs representing such Warrant Shares to the Holder or upon the written order of the Holder of such Warrant Certificate and to transfer and deliver promptly to the Holder or upon the written order of the Holder of such Warrant Certificate appropriate evidence of ownership of ADRs representing such Warrant Shares, registered or otherwise placed in such name or names as may be directed in writing by the Holder; and

                  (iv) the Warrant Agent shall instruct the Company to transfer promptly to the Holder or upon the written order of the Holder of such Warrant Certificate appropriate evidence of ownership of any other securities or property (including money) to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and to deliver such evidence of ownership and the other securities or property (including money), if any, to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of an ADR as provided in Section 4.6 hereof;

provided that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of such ADRs or other securities or property (including money) other than to the registered owner of such Warrants and the Company may deduct such taxes from any payment of money to be made and shall not be required to issue or deliver such Warrant Shares (if such taxes are not deducted in full) unless and until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

                  (c) If (x) the Warrant Agent has not been notified in writing by the Company that the Company has entered into an ADR Deposit Agreement and that all Colombian corporate or governmental authorizations set forth in
Section 6.2(b) have been obtained or (y) the Warrant Agent has received written notice from the Company that any of the authorizations and approvals referred set forth in Section 6.2(b) is not in effect, upon exercise of any Warrants, following surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall instruct the Company to transfer promptly to or upon the written order of the Holder of such Warrant
Certificate appropriate evidence of ownership of any Warrant Shares or the other securities or property (including money), if any, to which such exercising Holder is then entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and to deliver such evidence of ownership and the other securities or property (including money), if any, to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section
4.6 hereof; provided that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of Warrant Shares other than to the registered owner of such Warrants and the Company may deduct such taxes from any payment of money to be made and shall not be required to issue or deliver such Warrant Shares (if such taxes are not deducted in full) unless and until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

                  (d) Upon exercise of a Warrant or Warrants, the Warrant Agent is hereby authorized and directed to instruct the ADR Depositary or any transfer agent of the Warrant Shares, as the case may be, (and the ADR Depositary and all such transfer agents are hereby irrevocably authorized to comply with all such instructions) in accordance with paragraph (b) or (c), as the case may be, of this Section 3.3, to issue, transfer and deliver certificates for the necessary number of ADRs or Warrant Shares, as the case may be, to which the Holder of the Warrant or Warrants may be entitled. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of exercise, as provided in and in accordance with paragraph (a) of this Section 3.3, of such Warrant and, for all purposes of this Agreement, the Person entitled to receive any ADRs, Warrant Shares or other securities or property deliverable upon such exercise shall, as between such Person and the Company, be deemed to be the Holder of such ADRs, Warrant Shares or other securities or property of record as of the close of business on such date and shall be entitled to receive, and the Company shall deliver to such Person, the Warrant Shares and the other securities or property (including money), if any, and the ADR Depositary shall deliver to such Person any ADRs, to which he would have been entitled had he been the record holder on such date. Without limiting the foregoing, if, at the date referred to above, the transfer books for the

ADRs, Warrant Shares or other securities purchasable upon the exercise of the Warrants shall be closed, the certificates for the ADRs, Warrant Shares or other securities in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares or other securities and the ADR Depositary shall be under no duty to deliver any certificate for such ADRs; provided that the transfer books or records, unless required by law, shall not be closed at any one time for a period longer than 20 calendar days.

                  Section 3.4. Repurchase of Warrants. (a) Repurchase of Warrants. If a Trading Market does not exist for the Warrant Shares or the ADRs on the Expiration Date or, if for any reason such day is not a trading day or trading in securities of such type on such day is limited or suspended, the next preceding day which is a trading day and on which trading in securities of such type is not limited or suspended (the "Preceding Trading Day"), the Company shall repurchase all outstanding Warrants that have not been exercised on or prior to the Expiration Date for cash at the Warrant Repurchase Price (the "Warrant Repurchase"), pursuant to the provisions of this Section 3.4. The purchase price (the "Warrant Repurchase Price") for each Warrant shall be equal to the Current Market Value on the Expiration Date (or the Preceding Trading Day, if applicable) of the ADRs or Warrant Shares issuable, and the other securities or property (including money), if any, of the Company which would have been delivered, upon exercise of Warrants had the Warrants been exercised (regardless of whether the Warrants are then exercisable), less the Exercise Price for such Warrant in effect on the Expiration Date. On the Expiration Date, the Company shall give written notice to the Holders of all then outstanding Warrants to the effect that the Warrants have terminated and become void, except for the right of the Holders thereof to receive cash payment therefor as provided below and, if a Trading Market does not exist for the Warrant Shares or the ADRs as provided herein, shall give written notice thereof to the Warrant Agent.

                  (b) Selection of Independent Financial Advisor. In the event of a Warrant Repurchase, the Current Market Value shall be deemed to be equal to the value set forth in a Value Report as determined by an Independent Financial Expert (which may be the same Independent Financial Expert as the Independent Financial Expert selected pursuant to Section 3.5(b)), which shall be selected by the Board of Directors not more than ten Business Days following the Expiration Date, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate, but without giving effect to any discount for lack of liquidity, the fact that the Company has no class of equity securities registered under the Exchange Act or the fact that ADRs, Warrant Shares and other securities or property issuable upon exercise of the Warrants represent a minority interest in the Company but giving effect to the issuance of ADRs, Warrant Shares and other securities issuable upon exercise of all outstanding Warrants. Within two calendar days after such selection of the

Independent Financial Expert, the Company shall deliver to the Warrant Agent a notice setting forth the name of such Independent Financial Expert. The Company shall cause the Independent Financial Expert to deliver a Value Report to the Company, and the Company shall deliver to the Warrant Agent, within 45 calendar days of the appointment of the Independent Financial Expert, a Value Certificate attaching the Value Report. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Current Market Value in accordance with the provisions of this Section 3.4(b) shall be conclusive on all Persons.

                  (c) Notice of Warrant Repurchase. As promptly as practicable following the delivery of the Value Report by the Independent Financial Expert to the Company, the Company shall give notice of the terms of the Warrant Repurchase (a "Repurchase Notice") to each Holder, as of the Expiration Date, of then outstanding Warrants. Each Repurchase Notice: (i) shall be given by the Company directly to all Holders of the Warrants, with a copy to the Warrant Agent and (ii) shall be given within five Business Days after the Company receives the Value Report and shall specify (A) the manner in which Warrants may be surrendered to the Warrant Agent for repurchase by the Company, (B) the Warrant Repurchase Price at which the Warrants will be repurchased by the Company, (C) the name of the Independent Financial Expert whose valuation of the ADRs, Class B Common Stock and other securities or property was utilized in connection with determining such Repurchase Price and (D) that payment of the Warrant Repurchase Price will be made by the Warrant Agent. Each such notice shall be accompanied by a Certificate for Surrender for Repurchase in substantially the form attached to the Warrant Certificate and a copy of the Value Report.

                  (d) Payment for Warrants. (i) To receive payment for any unexercised Warrants pursuant to this Section 3.4, each Holder thereof shall, except as otherwise provided herein, surrender to the Warrant Agent the Warrant Certificates evidencing such Holder's Warrants, together with a duly executed Certificate for Surrender for Repurchase in substantially the form attached to the Warrant Certificate.

                  (ii) As promptly as practicable following the Expiration Date, the Company shall deposit with the Warrant Agent funds sufficient to make payment for all unexercised Warrants. After receipt of such deposit from the Company, the Warrant Agent shall make payment to each Holder, by delivering a check in an amount equal to the Warrant Repurchase Price for each Warrant surrendered by such Holder in accordance with this Section 3.4, to such Person or Persons as it may be directed in writing by any Holder surrendering Warrant Certificates representing such Warrants, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the Holder and net of any amounts to be withheld pursuant to Section 7.2.

                  (e) Compliance with Laws. Notwithstanding anything contained in this Section 3.4, if the Company is required to comply with laws or regulations in connection with making the Warrant Repurchase, such laws or regulations shall govern the making of such Warrant Repurchase. The Company shall immediately notify the Warrant Agent in writing if any such laws or regulations shall require the Company to supplement or amend this Agreement or to modify or amend the procedures or manner of such repurchase or any other provisions set forth herein and the Warrant Agent shall not be responsible or liable for making any such determination, complying with any such laws or regulations or for the failure of the Company to so notify the Warrant Agent.

                  Section 3.5. Repurchase Offers. (a) Notice of Repurchase Event. If a Trading Market does not exist for the Warrant Shares or the ADRs on the Expiration Date or, in the circumstances described in Section 3.4(a), the Preceding Trading Day, the Company shall offer to repurchase all ADRs and Warrant Shares (other than Warrant Shares held by the ADR Depositary) outstanding on the Expiration Date and, to the extent that there is no Trading Market therefor, all securities issued upon exercise of the Warrants or distributed in respect of the Warrants or Warrant Shares and then held by the holder of such ADRs and Warrant Shares and that, in each case, are properly tendered to the Warrant Agent on or prior to the expiration date (as hereinafter defined in this Section 3.5(a)) for such offer for cash at the Repurchase Price (the "Repurchase Offer"), pursuant to the provisions of this Section 3.5. The purchase price (the "Repurchase Price") for each ADR or Warrant Share properly tendered to the Warrant Agent pursuant to a Repurchase Offer shall be equal to the Current Market Value of such ADR or Warrant Share and such other securities as of the Expiration Date or the Preceding Trading Day, if applicable (after giving effect to the issuance of ADRs, Warrant Shares and other securities issuable upon exercise of all outstanding Warrants). The Repurchase Offer shall commence on the date on which the Company gives an Offer Notice for such Repurchase Offer and shall expire at 5:00 p.m., New York City time, on a date determined by the Company (the "expiration date") that is at least 30 but not more than 60 calendar days after the Notice Date.

                  (b) Selection of Independent Financial Advisor. In the event of a Repurchase Offer, the Current Market Value of the ADRs and Warrant Shares and such other securities or property referred to in the preceding paragraph shall be deemed to be equal to the value set forth in a Value Report as determined by an Independent Financial Expert (which may be the same Independent Financial Expert as the Independent Financial Expert selected pursuant to
Section 3.4(b)), which shall be selected by the Board of Directors not more than ten Business Days following the Expiration Date, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate, but without giving effect to any discount for lack of liquidity, the fact that the Company has no class of equity securities registered under the Exchange Act or the fact that the ADRs, Warrant Shares and other securities or property issuable upon exercise of the Warrants represent a minority interest in the Company but giving effect to the issuance of ADRs, Warrant Shares and other securities issuable upon exercise of all outstanding Warrants. Within two calendar days after such selection of the Independent Financial Expert, the Company shall deliver to the Warrant Agent a notice setting forth the name of such Independent Financial Expert. The Company shall cause the Independent Financial Expert to deliver a Value Report to the Company, and the Company shall deliver to the Warrant Agent, within 45 calendar days of the appointment of the Independent Financial Expert, a Value Certificate attaching the Value Report. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the holders of the ADRs or Warrant Shares. The determination as to Current Market Value in accordance with the provisions of this Section 3.5 shall be conclusive on all Persons.

                  (c) Notice of Repurchase Offer. As promptly as practicable following the delivery of the Value Report by the Independent Financial Expert to the Company, the Company shall give notice of the Repurchase Offer (an "Offer Notice") to each Holder, as of the Expiration Date, of then outstanding ADRs and Warrant Shares. Such Offer Notice: (i) shall be given by the Company directly to all holders of ADRs and Warrant Shares, with a copy to the Warrant Agent and
(ii) shall be given within five Business Days after the Company receives the Value Report with respect to such offer and shall specify (A) the expiration date for such Repurchase Offer, (B) the manner in which ADRs or Warrant Shares and such other securities or property referred to above may be surrendered to the Warrant Agent for repurchase by the Company, (C) the Repurchase Price at which the ADRs or Warrant Shares and such other securities or property referred to above will be repurchased by the Company, (D) the name of the Independent Financial Expert whose valuation of the ADRs, shares of Class B Common Stock and other securities or property was utilized in connection with determining such Repurchase Price and (E) that payment of the Repurchase Price will be made by the Warrant Agent. Each such notice shall be accompanied by a Certificate for Surrender for Repurchase of ADRs or Warrant Shares in substantially the form attached to the Warrant Certificate and a copy of the Value Report.

                  (d) Payment for ADRs and Warrant Shares. (i) Each Holder of ADRs or Warrant Shares may, but shall not be obligated to, accept such Repurchase Offer by tendering to the Warrant Agent, on or prior to the expiration date for such Repurchase Offer, the ADR certificate or Warrant Share certificate evidencing the ADRs or Warrant Shares, as the case may be, together with such other securities referred to above that are subject to such Repurchase Offer, together with a completed Certificate for Surrender for Repurchase of ADRs or Warrant Shares (and such other securities) in substantially the form attached to the Warrant Certificate. A Holder of ADRs or Warrant Shares (and such other securities) may withdraw all or a portion of the ADRs or Warrant Shares (together with all or a proportionate amount of such other securities) tendered to the Warrant Agent at any time prior to the expiration date for such Repurchase Offer. If less than all the ADRs or Warrant Shares (and such other securities) represented by an ADR certificate or Warrant Share certificate, as the case may be, shall be tendered, such ADR certificate or Warrant Share certificate shall be surrendered and a new ADR certificate or Warrant Share certificate of the same tenor and for the number of ADRs or Warrant Shares (and such other securities) which were not tendered shall be executed by the Company and, if applicable, the ADR Depositary, and delivered to the Warrant Agent, registered in such name or names as may be directed in writing by the Holder of such ADRs or Warrant Shares, and the Warrant Agent shall deliver the new ADR certificate or Warrant Share certificate to the Person or Persons entitled to receive the same; provided that the Holder of such ADRs or Warrant Shares shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such ADRs or Warrant Shares.

                  (ii) Upon surrender for repurchase of any ADRs or Warrant Shares and such other securities referred to above in conformity with the provisions of this Section 3.5, the Warrant Agent shall thereupon promptly notify the Company of such surrender. On or before the expiration date for such Repurchase Offer, the Company shall deposit with the Warrant Agent funds sufficient to make payment for the ADRs and Warrant Shares and such other securities or property referred to above tendered to the Warrant Agent and not withdrawn. Following the expiration date for such Repurchase Offer and the receipt of such deposit from the Company, the Warrant Agent shall make payment, by delivering a check in an amount equal to the Repurchase Price of each ADR certificate or Warrant Share and such other securities or property referred to above surrendered by such Holder, to such Person or Persons as it may be directed in writing by the Holder surrendering such ADRs or Warrant Shares and such other securities or property referred to above net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than such Holder and net of any amounts to be withheld pursuant to
Section 7.2.

                  (e) Compliance with Laws. Notwithstanding anything contained in this Section 3.5, if the Company is required to comply with laws or regulations in connection with making the Repurchase Offer, such laws or regulations shall govern the making of such Repurchase Offer. The Company shall immediately notify the Warrant Agent in writing if any such laws or regulations shall require the Company to supplement or amend this Agreement or to modify or amend the procedures or manner of such repurchase or any other provisions set forth herein and the Warrant Agent shall not be responsible or liable for making any such determination or for the failure of the Company to so notify the Warrant Agent.

                  Section 3.6. Inability to Consummate Warrant Repurchase or Repurchase Offer. (a) In the event that the Company's consummation of a Warrant Repurchase or a Repurchase Offer or the payment of cash in lieu of fractional ADRs or Warrant Shares pursuant to Section 4.6 would violate the provisions of any applicable law, rule or regulation or result in a default under any of its indentures, mortgages, loan agreements or other agreements or instruments, the Company need not consummate such Warrant Repurchase, pay such cash in lieu of fractional ADRs or Warrant Shares or make such Repurchase Offer or, if such Repurchase Offer has commenced, the Company may terminate such Repurchase Offer prior to its purchase of any ADRs or Warrant Shares thereunder; provided, however, that, if after taking into account the foregoing provisions, the Company would be permitted to consummate a Warrant Repurchase or make a Repurchase Offer in part but not in full, the Company shall only be obligated to consummate such Warrant Repurchase or make such Repurchase Offer to the maximum extent permissible. In such event, the Company shall promptly notify the Warrant Agent and the Holders in writing of its inability to effect such Warrant Repurchase, Repurchase Offer or payment of cash in lieu of fractional ADRs or Warrant Shares and whether the Company is permitted to consummate the Warrant Repurchase or the Repurchase Offer in part.

                  (b) In the event that a Warrant Repurchase is not consummated, a Repurchase Offer is not commenced or is terminated or a payment in lieu of fractional ADRs or Warrant Shares is not made, in each case, pursuant to
Section 3.6(a), the Company shall remain obligated to consummate such Warrant Repurchase, to make such Repurchase Offer and to make such payment in lieu of fractional ADRs or Warrant Shares at such time as such Warrant Repurchase, Repurchase Offer or payment in lieu of fractional ADRs or Warrant Shares would not violate the provisions of any applicable law, rule or regulation or result in a default under any of its indentures, mortgages, loan agreements or other agreements or instruments and shall be obligated to pay interest on the amounts that would otherwise be due to the Holders as provided by Section 7.3. Upon the date on which all limitations upon the Company's ability to repurchase Warrants, ADRs or Warrant Shares or make payments in lieu of fractional ADRs or Warrant Shares, as the case may be, are removed, the Company's repurchase obligations pursuant to Sections 3.4 and 3.5 and the Company's obligation to make payments in lieu of fractional ADRs or Warrant Shares pursuant to Section 4.6 shall be reinstated effective as of the date of the such removal, and the time periods under Sections 3.4 and 3.5 shall be calculated as if such date were the Expiration Date, except for purposes of calculating interest pursuant to
Section 7.3.

                                   ARTICLE IV

                                   ADJUSTMENTS

                  Section 4.1. Adjustments. The Exercise Price and the number of ADRs or Warrant Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

                  (a) Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of any class or series of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of its Common Stock (other than a reclassification in connection with a merger, consolidation or other business combination which will be governed by Section 4.1(h)), the number of ADRs or Warrant Shares purchasable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision, or combination or reclassification shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of ADRs or shares of Common Stock or other securities of the Company which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Rights; Options; Warrants. In case the Company shall issue rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 4.1(a)) to all holders of its Common Stock, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower (at the record date for such issuance) than the then Current Market Value per share of Common Stock, the number of ADRs or Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of ADRs or Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Value per share of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

                  (c) Issuance of Common Stock at Lower Values. In case the Company shall, in a transaction in which Sections 4.1(a) and 4.1(b) are inapplicable, issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount receivable by the Company in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration, if any, payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the Current Market Value per share of Common Stock in effect immediately prior to such sale or issuance, then the number of ADRs or Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of ADRs or Warrant Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per share of Common Stock. Such adjustment shall be made successively whenever any such sale or issuance is made. For purposes of this Section 4.1(c), the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby.

                  In case the Company shall issue and sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of the first sentence of this Section 4.1(c), the Board of Directors of the Company shall determine, in good faith, the fair value of such property, which determination shall be evidenced by a resolution of the Board of Directors of the Company. In case the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of the first sentence of this Section 4.1(c), the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit, which determination shall be evidenced by a resolution of the Board of Directors of the Company.

                  (d) Distributions of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall fix a record date for the making of a distribution to all holders of its Common Stock of evidences of its indebtedness, assets, Excess Cash Dividends (excluding dividends or distributions referred to in Section 4.1(a) above and excluding cash dividends other than Excess Cash Dividends) or securities (excluding those referred to in subsections 4.1(a), 4.1(b) and 4.1(c) above), then in each case the number of ADRs or Warrant Shares purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of ADRs or Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock immediately prior to the record date for such distribution and the denominator of which shall be the Current Market Value per share of Common Stock immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board of Directors of the Company, which determination shall be evidenced by a resolution of the Board of Directors of the Company) of the portion of the assets, evidence of indebtedness, Excess Cash Dividends or securities so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                  (e) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of ADRs or Warrant Shares issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of ADRs or Warrant Shares issuable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

                  (f) De Minimis Adjustments. No adjustment in the number of ADRs or Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of ADRs or Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this
Section 4.1(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                  (g) Adjustment of Exercise Price. Whenever the number of ADRs or Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per ADR or Warrant Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest US$.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of ADRs or Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares so purchasable immediately thereafter.

                  (h) Consolidation, Merger, Etc. (i) Subject to the provisions of subsection (ii) below of this Section 4.1(h), in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of shares of Common Stock (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares of capital stock or other securities or property (including cash) of the Company, or of such Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the ADRs or Warrant Shares (or other securities or property purchasable upon exercise of Warrants) if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board of Directors in good faith so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the exercise of the Warrants.

                  (ii) Notwithstanding the foregoing, if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or the Company, and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

                  (i) Adjustments at Discretion of the Board of Directors; When No Adjustment Required. In addition to the foregoing adjustments, the Board of Directors of the Company may make any other adjustment to increase the number of ADRs or Warrant Shares issuable upon exercise of Warrants or to decrease the Exercise Price as it may, in good faith, deem desirable to protect the rights and benefits of Holders. Notwithstanding any other provision of this Section 4.1, no adjustment in the Exercise Price need be made for a transaction referred to in subsections (a), (b), (c), (d) or (e) above (1) in respect of rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or pursuant to compensation plans for directors, officers and employees in the ordinary course of business and (2) to the extent that Holders are to receive cash compensation in U.S. dollars or compensation in securities or property, in an amount, and in a manner, that the Board of Directors determines to be fair and appropriate and comparable to the compensation they would have received had they exercised the Warrants prior thereto, provided, however, that such compensation to the Holders in securities or property will not subject the Holder to any registration or other regulatory requirements or subject the Holder to any adverse tax consequences other than the payment of applicable taxes with respect to the receipt of such securities or property. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                  (j) Selection of Independent Financial Expert. If the services of an Independent Financial Expert are required to determine the Current Market Value, the Current Market Value shall be deemed to be equal to the value set forth in a Value Report as determined by an Independent Financial Expert, which shall be selected by the Board of Directors not more than ten Business Days following the occurrence of any event referred to in subsections 4.1(b), 4.1(c) or 4.1(d), and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate, but without giving effect to any discount for lack of liquidity, the fact that the Company may have no class of equity securities registered under the Exchange Act or the fact that the ADRs, Warrant Shares and other securities or property issuable upon exercise of the Warrants represent a minority interest in the Company. Within two calendar days after such selection of the Independent Financial Expert, the Company shall deliver to the Warrant Agent a notice setting forth the name of such Independent Financial Expert. The Company shall cause the Independent Financial Expert to deliver a Value Report to the Company, and the Company shall deliver to the Warrant Agent, within 45 calendar days of the appointment of the Independent

Financial Expert, a Value Certificate attaching the Value Report. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Current Market Value in accordance with the provisions of this Section 4.1(j) shall be conclusive on all Persons.

                  Section 4.2. Decrease in Exercise Price. The Board of Directors of the Company, in its sole discretion, shall have the right at any time, or from time to time, to decrease the Exercise Price of the Warrants, such reduction of the Exercise Price to be effective for a period or periods to be determined by it, but in no event for a period of less than 30 calendar days. Any exercise by the Board of Directors of any rights granted in this Section 4.2 must be preceded by a written notice from the Company to each Holder of the Warrants and to the Warrant Agent setting forth the reduction in the Exercise Price, which notice shall be mailed at least 30 calendar days prior to the effective date of such decrease in the Exercise Price of the Warrants. Any reduction of the Exercise Price pursuant to provisions of this Section 4.2 shall not alter or adjust the number of ADRs, Warrant Shares or shares of other securities issuable upon the exercise of the Warrants.

                  Section 4.3. Notice of Adjustment. Whenever the number of ADRs, Warrant Shares or other stock or property purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided (including pursuant to Section 3.1), the Company shall promptly notify the Warrant Agent of such adjustment in writing and shall cause the Warrant Agent promptly to mail, by first-class mail, postage prepaid, at the expense of the Company, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company or its statutory auditors) setting forth the number of ADRs, Warrant Shares or other stock or property purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of ADRs, Warrant Shares or other stock or property purchasable on exercise of the Warrants, or with respect to the validity, nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any ADRs, Warrant Shares or other stock or property which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any

ADRs, Warrant Shares or stock certificates or other common stock or properties upon the exercise of any Warrant.

                  Section 4.4. Statement on Warrants. Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  Section 4.5. Notice of Consolidation, Merger, Etc. In case at any time after the Issue Date and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (i) consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets or business (except a merger or other reorganization in which the Company shall be the surviving corporation and holders of Common Stock (or other securities or property purchasable upon exercise of the Warrants) receive no consideration in respect of their shares) or (ii) any other transaction contemplated by Section 4.1(h)(ii) above, then in any one or more of such cases, the Company shall cause to be mailed to the Warrant Agent and each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 20 calendar days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation or merger shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the Common Stock and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the Common Stock or other securities or property issuable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation or merger, as the case may be.

                  Section 4.6. Fractional Interests. The Company shall not be required to issue fractional shares of Class B Common Stock and the ADR Depositary shall not be required to issue fractional ADRs on the exercise of Warrants. If more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of ADRs or Warrant Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of ADRs or Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a ADR or Warrant Share would, except for the provisions of this Section 4.6, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value per ADR or share of Class B Common Stock multiplied by such fraction computed to the nearest whole cent. Notwithstanding anything contained in this Section 4.6, if the Company is required to comply with laws or regulations in connection with payment of cash in lieu of fractional shares, such laws or regulations shall govern the making of such payment. The Company shall immediately notify the Warrant Agent in writing if any such laws or regulations shall require the Company to supplement or amend this Agreement or to modify or amend the procedures or manner of such payment or any other provisions set forth herein and the Warrant Agent shall not be responsible or liable for making any such determination, complying with any such laws or regulations or for the failure of the Company to so notify the Warrant Agent.

                                    ARTICLE V

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

                  Section 5.1. Transfer and Exchange. The Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefit under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

                  A Holder may transfer its Warrants only by complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company, the Warrant Agent, any agent of the Company or the Warrant Agent may treat the Person in whose name the Warrants are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Furthermore, any Holder of a Global Warrant, shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the Holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book entry. When Warrant Certificates are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange in accordance with the provisions hereof.

                  Section 5.2. Registration, Registration of Transfer and Exchange. Each Warrant shall initially be issued as part of a Unit consisting of US$1,000 principal amount at maturity of Notes and four Warrants. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes attached to such Warrants. Prior to the Separation Date, the Trustee under the Indenture shall act as transfer agent ("Transfer Agent") for both the Warrants and the Notes. Any request for transfer of a Warrant prior to the Separation Date to the Transfer Agent shall be accompanied by the Note attached thereto and the Transfer Agent will not execute any such transfer without such Note attached thereto. Such Note will be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing. The Company shall provide notice to the Transfer Agent and the Warrant Agent of the Separation Date five Business Days prior to such date and the Transfer Agent will notify DTC of such date.

                  When Certificated Warrants are presented to the Warrant Agent with a request from the Holder of such Warrants to register the transfer or to exchange them for an equal number of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested; provided that every Warrant presented and surrendered for registration of transfer or exchange shall be duly endorsed and be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing.

                  To permit registrations of transfers and exchanges, the Company shall make available to the Warrant Agent a sufficient number of executed Warrant Certificates to effect such registrations of transfers and exchanges. No service charge shall be made to the Holder for any registration of transfer or exchange of Warrants, but the Company may require from the transferring or exchanging Holder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable upon exchanges pursuant to
Section 2.4 and exchanges in respect of portions of Warrants not exercised or ADRs or Warrant Shares not repurchased pursuant to Section 3.3 or 3.5 and the Company may deduct such taxes from any payment of money to be made and such transfer or exchange shall not be consummated (if such taxes are not deducted in full) unless or until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

                  Section 5.3. Book-Entry Provisions for the Rule 144A Global Warrant and Regulation S Global Warrant. (a) The Rule 144A Global Warrant and Regulation S Global Warrant initially shall (i) be registered in the name of DTC or the nominee of DTC, (ii) be delivered to the Warrant Agent as custodian for DTC and (iii) bear legends as set forth in Section 2.3 hereof. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Agreement with respect to the Rule 144A Global Warrant or Regulation S Global Warrant, as the case may be, held on their behalf by DTC or the Warrant Agent as its custodian, and DTC may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Rule 144A Global Warrant or Regulation S Global Warrant, as the case may be, for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Warrants.

                  (b) Transfers of the Rule 144A Global Warrant and the Regulation S Global Warrant shall be limited to transfers of such Rule 144A Global Warrant or Regulation S Global Warrant in whole, but not in part, to DTC, its successors or their respective nominees. Interests of beneficial owners in the Rule 144A Global Warrant and the Regulation S Global Warrant may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 5.4 hereof. Restricted Certificated Warrants and Offshore Certificated Warrants shall be transferred to all beneficial owners in exchange for their beneficial interests in the Rule 144A Global Warrant or the Regulation S Global Warrant, respectively, if (i) DTC notifies the Company that it is unwilling or unable to continue as Depositary for the Rule 144A Global Warrant or the Regulation S Global Warrant, as the case may be, or DTC ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days.

                  (c) Any beneficial interest in one of the Global Warrants that is transferred to a Person who takes delivery in the form of an interest in the other Global Warrant will, upon transfer, cease to be an interest in such Global Warrant and become an interest in the other Global Warrant and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Warrant for as long as it remains such an interest.

                  (d) In connection with any transfer pursuant to paragraph (b) of this Section of a portion of the beneficial interests in the Rule 144A Global Warrant to beneficial owners who are required to hold Restricted Certificated Warrants, the Warrant Agent shall reflect on its books and records the date and a decrease in the principal amount at maturity of the Rule 144A Global Warrant in an amount equal to the principal amount at maturity of the beneficial interest in the Rule 144A Global Warrant to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more Restricted Certificated Warrants of like tenor and amount.

                  (e) In connection with the transfer of the entire Rule 144A Global Warrant or Regulation S Global Warrant to beneficial owners pursuant to paragraph (b) of this Section , the Rule 144A Global Warrant or the Regulation S Global Warrant, as the case may be, shall be deemed to be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in the Rule 144A

Global Warrant or the Regulation S Global Warrant, as the case may be, Restricted Certificated Warrants or Offshore Certificated Warrants, as the case may be, of authorized denominations representing, in the aggregate, the number of Warrants theretofore represented by the Rule 144A Global Warrant or the Regulation S Global Warrant.

                  (f) Any Restricted Certificated Warrant delivered in exchange for an interest in a Global Warrant pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by paragraph (a) of Section 5.4 hereof, bear the legend regarding transfer restrictions set forth in Exhibits B and H hereto.

                  (g) The registered holder of the Rule 144A Global Warrant and the Regulation S Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                  (h) Beneficial owners of interests in a Global Warrant may receive Certificated Warrants (which shall bear the legend set forth in Exhibits B and H if required by Section 2.2) in accordance with the procedures of DTC. In connection with the execution, countersigning and delivery of such Certificated Warrants, the Warrant Agent shall reflect on its books and records a decrease in the principal amount at maturity of the relevant Global Warrant equal to the principal amount at maturity of such Certificated Warrants and the Company shall execute and the Warrant Agent shall countersign and deliver one or more Certificated Warrants representing, in the aggregate, the number of Warrants theretofore represented by the Global Warrant.

                  Section 5.4. Special Transfer Provisions. Unless and until an IPO Registration Statement is declared effective that includes all outstanding Warrants and Underlying Securities to the extent provided in Section 6.5 the following provisions shall apply:

                  (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

                  (i) The Warrant Agent shall register the transfer of any Warrant Certificate, whether or not such Warrant Certificate bears the Private Placement Legend, if (x) (A) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act as in effect with respect to such transfer or (B) the proposed transferee has delivered to the Warrant Agent a certificate substantially in the form of Exhibit E hereto and (y) if requested by the Warrant Agent or the Company, the proposed transferee has delivered to the Warrant Agent or the

         Company, an opinion of counsel acceptable to the Warrant Agent or the Company that such transfer is in compliance with the Securities Act.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the Rule 144A Global Warrant, upon receipt by the Warrant Agent of (x) the documents, if any, required by paragraph
         (i) and (y) instructions given in accordance with DTC's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Rule 144A Global Warrant in an amount equal to the number of Warrants represented by the Rule 144A Global Warrant to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more Restricted Certificated Warrants of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a QIB (excluding Non-U.S. Persons):

                  (i) If the Warrants to be transferred are represented by (x) Restricted Certificated Warrants, the Warrant Agent shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrants for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the Rule 144A Global Warrant, the transfer of such interest may be effected only through the book-entry system maintained by DTC.

                  (ii) If the proposed transferee is an Agent Member, and the Warrants to be transferred are represented by Restricted Certificated Warrants, upon receipt by the Warrant Agent of the documents referred to in clause (i) above and instructions given in accordance with DTC's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the Rule 144A Global Warrant in an amount equal to the number of Warrants represented by the Restricted Certificated Warrants, and the Warrant Agent shall cancel the Restricted Certificated Warrant.

                  (c) Transfers of Interest in the Regulation S Global Warrant or Offshore Certificated Warrants to U.S. Persons. With respect to any transfer of interests in the Regulation S Global Warrant or Offshore Certificated Warrants to U.S. Persons:

                  (i) on or prior to the date that is 40 calendar days after the Issue Date, the Warrant Agent shall refuse to register such transfer; and

                  (ii) after such date, the Warrant Agent shall register such transfer without requiring additional certification.

                  (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of Warrants to a Non-U.S.
Person:

                  (i) the Warrant Agent shall register any proposed transfer of Warrants to a Non-U.S. Person only upon receipt of a certificate substantially in the form of Exhibit F from the proposed transferor.

                  (ii) (x) If the proposed transferor is an Agent Member holding a beneficial interest in the Rule 144A Global Warrant, upon receipt by the Warrant Agent of (A) the documents required by paragraph (i) and
         (B) instructions in accordance with DTC's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Rule 144A Global Warrant to be transferred, and (y) if the proposed transferee is an Agent Member, upon receipt by the Warrant Agent of instructions given in accordance with DTC's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the Regulation S Global Warrant in an amount equal to the number of Warrants represented by the Restricted Certificated Warrants or the Rule 144A Global Warrant, as the case may be, to be transferred, and the Warrant Agent shall cancel the Certificated Warrant, if any, so transferred or decrease the number of Warrants represented by the Rule 144A Global Warrant.

                  (e) Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrant Certificates that bear the Private Placement Legend unless there is delivered to the Warrant Agent an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. By its acceptance of any Warrants represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants unless such transfer complies with the restrictions on transfer of such Warrants set forth in this Agreement. In connection with any transfer of Warrants, each Holder agrees by its acceptance of Warrants to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  (g) Records. The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to Section
5.3 hereof or this Section 5.4. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

                  Section 5.5. Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange, exercise or repurchase of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article V in case of an exchange or in Article III hereof in case of the exercise or repurchase of less than all the Warrants represented thereby or in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct in writing.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

                  Section 6.1. Reservation and Authorization. During the period within which the Warrants may be exercised in accordance with this Agreement, the Company will have authorized and reserved and will keep available for issue upon exercise of Warrants as herein provided, such number of its authorized but unissued shares of Common Stock (which will be issued as shares of Class B Common Stock) or other securities of the Company deliverable upon exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such shares of Class B Common Stock or other securities of the Company to be delivered to any Holder or to such Holder's order in accordance with this Agreement or the ADR Custodian, as the case may be, upon the Warrant Agent's instruction for delivery upon the exercise of Warrants. The Company shall use its best efforts to file and cause to be declared effective a Registration Statement with respect to the Warrant Shares and to ensure that all such shares of Class B Common Stock or any ADRs representing such shares will, at all times, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which such ADRs or Class B Common Stock are then listed. The Company will use its best efforts (i) to ensure that each of the Company's shareholders waive, with respect to the Warrant Shares, their right of first refusal under the Bylaws, (ii) to ensure that the Bylaws are amended to eliminate the shareholders' preemptive right and right of first refusal with respect to the Warrant Shares, and (iii) to obtain all other necessary corporate and governmental approvals, in each case on or prior to the Exercise Commencement Date. The Company covenants to promptly notify the Warrant Agent in writing when (A) all of the Company's shareholders have waived, with respect to the Warrant Shares, their preemptive right and right of first refusal under the Bylaws, and (B) the Bylaws have been amended to eliminate the shareholders' right of first refusal with respect to the Warrant Shares. The Company covenants that all shares of Class B Common Stock or other securities of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from preemptive rights and all taxes, liens, charges and security interests with respect to the issue thereof.

                  Section 6.2. Qualification Under Colombian Law. (a) The Company shall use its best efforts to obtain, on or prior to the Exercise Commencement Date, all Colombian corporate and governmental approvals and authorizations, including, without limitation, (i) the approval of the Colombian Ministry of Communications to permit the reduction of the equity percentage of the shareholders which have qualified as "operators" in Colombia and (ii) any necessary authorization or approval required for the Company to amend its Bylaws to eliminate the preemptive right and right of first refusal of shareholders with respect to the Class B Common Stock, necessary to issue the Warrant Shares and any ADRs representing such shares and to file and cause to be declared effective the Warrant Shares Registration Statement. The Company shall promptly notify the Warrant Agent in writing when (A) the Company has obtained all necessary Colombian corporate and governmental approvals and authorizations set forth in this paragraph (a) of Section 6.2, and (B) such approvals and authorizations thereafter cease to be in effect.

                  (b) Subject to the proviso of Section 6.3(a), the Company shall use its best efforts to obtain all Colombian corporate and governmental approvals and authorizations, including, without limitation, the approval of the Colombian Superintendency of Securities, necessary to issue the ADRs and to file and cause to be declared effective the ADR Registration Statement. The Company shall promptly notify the Warrant Agent in writing when (A) the Company has obtained all necessary Colombian corporate and governmental approvals and authorizations set forth in this paragraph (b) of
Section 6.2, and (B) such approvals and authorizations thereafter cease to be in effect.

                  Section 6.3. Establishment of ADR Program. (a) The Company shall use its best efforts to establish and maintain a facility for the deposit of the Warrant Shares and the issuance of ADRs in compliance with the terms of paragraph (b) of this Section 6.3; provided, however, that if, and for so long as, direct listing or admission for trading of the Warrant Shares on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market can be obtained without the imposition of restrictions under Colombian law on the holders of Warrant Shares greater than those, if any, imposed on holders of ADRs, and a certificate signed by the President and the General Counsel of the Company certifying to such effect is delivered to the Warrant Agent, the Company will be relieved of its obligation to establish and maintain an ADR facility.

                  (b) The Company shall enter into a deposit agreement containing substantially the terms set forth herein and in the section entitled "Description of American Depositary Receipts" contained in the Offering Memorandum, dated May 31, 1996, relating to the sale of the Units (the "ADR Deposit Agreement") and comply with the provisions thereof. In addition, following the execution of the ADR Deposit Agreement and the effective date of the ADR Registration Statement, the Company shall, upon receipt of any notice from the Warrant Agent of the exercise of any Warrant, deposit the Warrant Shares for which such Warrant is exercisable in the name of the deposit agent under the ADR Deposit Agreement (the "ADR Depositary"). The Company shall not amend, modify or in any way alter the terms of the ADR Deposit Agreement (except for changes approved pursuant to the ADR Deposit Agreement to the extent that any ADRs owned by the Company are not included in the calculation of any vote, consent or approval of any such changes), or grant any consent or waiver from any of such terms, except for amendments, waivers or consents for the purposes of curing any ambiguities, defects or inconsistencies, and for any such amendment, waiver or consent that does not adversely affect the interests of any Holder of the Warrants. The Company shall promptly notify the Warrant Agent in writing on the date that the Company has entered into an ADR Deposit Agreement. Notwithstanding the foregoing, the Company shall be relieved of all the obligations set forth in this Section 6.3(b) if it is not obligated to establish and maintain an ADR Facility pursuant to Section 6.3(a).

                  Section 6.4. Filing and Effectiveness of Warrant Shares Registration Statement. (a) The Company shall use its best efforts to file pursuant to Rule 415 under the Securities Act and cause to be declared effective on or prior to the Exercise Commencement Date, a shelf registration statement on the appropriate form (such shelf registration statement, including the Prospectus, any amendments and supplements to such shelf registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement being the "Warrant Shares Registration

Statement") covering the issuance of the Underlying Securities upon exercise of the Warrants.

                  (b) (i) The Company shall use its best efforts to keep such Warrant Shares Registration Statement continuously effective until the earlier of such time as all Warrants have been exercised and the Expiration Date.

                  (ii) Notwithstanding the foregoing, the Company may suspend the use of the Warrant Shares Registration Statement (and the ADR Registration Statement) for a period not to exceed 30 days in any three-month period or for a period not to exceed an aggregate of 60 days in any 12-month period, except in either case during the 30-day period immediately prior to the Expiration Date, for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events (any such period a "Suspension Period").

                  (iii) The Company will promptly notify the Warrant Agent in writing (A) on the date that the Warrant Shares Registration Statement is declared effective, (B) on any date that the Commission issues a stop order suspending the effectiveness of such Warrant Shares Registration Statement, (C) on any date that any such stop order ceases to be effective and (D) of the commencement and termination of any Suspension Period. The Company will furnish the Warrant Agent with current Prospectuses meeting the requirements of the Securities Act and the rules and regulations of the Commission thereunder in sufficient quantity to permit the Warrant Agent to deliver a Prospectus to each Holder of a Warrant upon the exercise thereof.

                  Section 6.5. Registration Rights in Initial Public Offering.
(a) If the Company proposes to file a registration statement with the Commission relating to a public offering that would constitute the Company's Initial Public Offering if closed (such registration statement, including the Prospectus, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement being the "IPO Registration Statement" and, together with the Warrant Shares Registration Statement, each a "Registration Statement"), the Company shall include all outstanding Warrants in the IPO Registration Statement relating to the public offering, provided that the Company shall not be obligated to include (1) any Warrants that may then be offered and sold by a person that is not an affiliate of the Company pursuant to Rule 144 without compliance with the provisions of Rule 144(e)(2), (2) any Warrants that were included in any previous Registration Statement, (3) any Warrants held by any person that is an affiliate of the Company or (4) any Warrants held by a person that does not comply with the obligations set forth in the Section 6.5(b). The Company shall promptly notify the Warrant Agent in writing on the date that the IPO Registration Statement is declared effective. The Company will furnish the Warrant

Agent with current Prospectuses meeting the requirements of the Securities Act and the rules and regulations of the Commission thereunder in sufficient quantity to permit the Warrant Agent to deliver a Prospectus to each Holder of a Warrant upon the sale or exercise thereof.

                  (b) No Holder may include any of its Underlying Securities or Warrants in any Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a written request therefor (which also describes the effect of any failure to respond), such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus included therein and in any application to the NASD. No Holder shall be entitled to liquidated damages pursuant to Section 7.1 hereof unless and until such Holder shall have provided all such reasonably requested information and such Holder shall not be entitled to liquidated damages with respect to any period during which such information was required to have been but was not so provided.

                  Section 6.6. Registration of ADRs. Subject to the proviso of
Section 6.3(a), in connection with the filing of a Registration Statement, the Company shall cause the ADR Depositary to use its best efforts to cause to be filed a registration statement on the appropriate form (any such registration statement, including the Prospectus, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement being the "ADR Registration Statement") covering the issuance of the ADRs upon exercise of the Warrants and shall cause the ADR Depositary to use its best efforts to cause such ADR Registration Statement to be declared effective on or prior to the Exercise Commencement Date. Except as set forth in Section 6.4(b)(ii), the Company shall cause the ADR Depositary to use its best efforts to keep such ADR Registration Statement continuously effective until the earlier of (i) such time as all Warrants have been exercised and (ii) the Expiration Date. Prior to filing such ADR Registration Statement or any amendment or supplement thereto, the Company shall cause the ADR Depositary to provide a copy thereof to the Initial Purchasers and their counsel and afford them a reasonable time to comment thereon.

                  Section 6.7. Blue Sky. The Company shall use its best efforts to register or qualify the Underlying Securities under all applicable securities or "blue sky" laws of all jurisdictions in the United States in which any Holder of Warrants may or may be deemed to purchase Underlying Securities upon the exercise of Warrants and shall use its best efforts to maintain such registration or qualification through the earlier of the date upon which all Warrants have been exercised and the Expiration Date; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.7, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

                  Section 6.8. Accuracy of Disclosure. The Company and its successors represent and warrant to each Holder and agree for the benefit of each Holder that (i) any Registration Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading and (ii) the Prospectus delivered to such Holder upon its exercise of the Warrants and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that such representation shall not apply to statements in or omissions from any Registration Statement and the documents incorporated by reference therein or the Prospectus contained therein and the documents incorporated by reference therein or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company through a representative by or on behalf of such Indemnified Party specifically for use therein.

                  Section 6.9. Indemnity. The Company hereby indemnifies each beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 6.9 is sought, such a beneficial owner) (each, an "Indemnified Party") against all losses, damages or liabilities which such beneficial owner suffers as a result of any breach, on the date of any exercise of a Warrant by such beneficial owner, of the representations, warranties or agreements contained in Section 6.8; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement in or omission or alleged omission from any Registration Statement and the documents incorporated by reference therein or the Prospectus contained therein and the documents incorporated by reference therein or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company through a representative by or on behalf of such Indemnified Party specifically for use therein.

                  Section 6.10. Expenses. All expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all expenses of any Persons incurred by or on behalf of the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of the Warrant Agent, (vi) the fees and disbursements of the ADR Depositary, (vii) all fees and disbursements relating to any required Colombian governmental authorizations and approvals, (viii) the fees and disbursements of counsel for the Company and (ix) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance.

                                   ARTICLE VII

                                    REMEDIES

                  Section 7.1. Liquidated Damages. (a) The Company and the Initial Purchasers agree that the Holders of the Warrants will suffer damages if a Warrant Registration Default occurs and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if a Warrant Registration Default occurs, then the Company agrees to pay, or cause to be paid, to the Holder of each Warrant, as liquidated damages and not as a penalty, cash in the amount of US$0.03 per week, or portion thereof, for the first 90-day period during which the Warrant Registration Default continues beginning on the Exercise Commencement Date in the case of clause (i) of the definition of Warrant Registration Default, and on the date of the order suspending effectiveness of the Warrant Shares Registration Statement in the case of clause
(ii) of the definition of Warrant Registration Default. Such amount shall increase by US$0.02 per week, or portion thereof, at the beginning of each subsequent 90-day period during which a Warrant Registration Default continues up to a maximum aggregate additional amount of US$0.07 per week. Upon the cure of all Warrant Registration Defaults, such liquidated damages will cease to accrue.

                  (b) The Company shall notify the Warrant Agent in writing within three Business Days after each and every date on which an event occurs in respect of which liquidated damages are required to be paid (an "Event Date"). The Company shall pay the liquidated damages due on the Warrants by depositing with the Warrant Agent, in trust, for the benefit of the Holders thereof, on or before the applicable liquidated damages payment date specified below, immediately available funds in sums sufficient to pay the liquidated damages then due. The liquidated damages amount due shall be payable on each March 15 and September 15 commencing on the Exercise Commencement Date (the "liquidated damages payment dates") to Holders of record of Warrants on the close of business on the immediately preceding March 1 or September 1, as the case may be. Each obligation to pay liquidated damages shall be deemed to accrue on the applicable Event Date. The parties hereto agree (for themselves and for the benefit of Holders from time to time of Warrants) that the liquidated damages provided for in this Section 7.1 constitute a reasonable estimate of the damages that may be incurred by Holders of Warrants by reason of the occurrence of the failure of the Company to fulfill its obligations to register the Warrant Shares.

                  Section 7.2. Payment of Additional Amounts. Any and all payments made by the Company pursuant to Section 7.1 will be made free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto imposed by Colombia or any political subdivision thereof excluding any taxes, levies, imposts, deductions, charges or withholdings and all liability with respect thereto (i) resulting from the Holder having some connection with Colombia or any political subdivision thereof other than the mere holding of or enforcement of such Warrant, (ii) the payment of which may be avoided by the Holder complying with any certification, declaration or other reporting requirement concerning the nationality, residence, identity or connection with any taxing authority of such Holder as the beneficial owner of such Warrant, (iii) in the nature of estate, inheritance, gift, sale, transfer, personal property or similar taxes or (iv) imposed on or with respect to any payment by the Company to the Holder if such Holder is a fiduciary or partnership or person other than the sole beneficial owner of such payment to the extent such tax, levy, impost, deduction, charge or withholding would not have been imposed on a beneficiary or settlor with respect to such fiduciary, member of such partnership or the beneficial owner of such payment had such beneficiary, settlor, member or beneficial owner been the Holder of such Warrant (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to collectively or individually as "Colombian Withholding Taxes"). If the Company is required by law to deduct any Colombian Withholding Taxes from or in respect of any amount payable under Section 7.1, the sum payable thereunder shall be increased by the amount necessary so that after making all required deductions the Holder will receive an amount equal to the sum it would have received had no such deductions been made (such additional amounts to be paid by the Company in accordance with the foregoing being "Additional Amounts"). At least 30 calendar days prior to each date on which any payment under or with respect to Section 7.1 is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Warrant Agent an officers' certificate (x) stating the fact that such Additional Amounts will be payable and the amounts so payable and certifying the amount required to be withheld on such date; (y) certifying that the Company shall withhold such amount on such date and shall pay such amount with any required penalty or interest to the appropriate governmental authorities; and (z) setting forth such other information necessary to enable the Warrant Agent to pay such Additional Amounts to Holders on the payment date. The Company agrees to indemnify the Warrant Agent for and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with actions taken or omitted by it in reliance on any certificate furnished pursuant to this Section 7.2 or the failure of the Company to furnish any such certificate. The obligations of the Company under this Section 7.2 shall survive the resignation or removal of the Warrant Agent and termination of this Agreement and the payment of all amounts under or with respect to Section 7.1.

                  Section 7.3. Default Interest. If the Company shall fail to pay to any Holder the Warrant Repurchase Price pursuant to Section 3.4, the Repurchase Price pursuant to Section 3.5, or cash in lieu of fractional ADRs or Warrant Shares pursuant to Section 4.6, in each case if and as when required by the terms of this Agreement, the Company shall be obligated to pay interest on such amount at a rate per annum equal to 14% from the date of the default to the date of payment, which interest shall compound quarterly.

                  Section 7.4. Remedies; No Waiver. Notwithstanding any other provision of this Agreement, if a Default occurs and is continuing, the Holders of the Warrants may pursue any available remedy to collect the Repurchase Obligation or to enforce the performance of any provision of this Agreement. A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.

                                  ARTICLE VIII

                                THE WARRANT AGENT

                  Section 8.1. Duties and Liabilities. The Company hereby appoints the Warrant Agent to act as agent of the Company as set forth in this Agreement. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not have any obligation towards or relationship of agency or trust for the Holders, except as provided in Section 7.1(b) and Section 10.1 hereof. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise or repurchase of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise or repurchase of any Warrant, or as to the independence of any Independent Financial Expert or the correctness of the representations of the Company made in the certificates that the Warrant Agent receives or the validity, sufficiency or adequacy of any offering materials. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to either the Exercise Price or the kind and amount of shares or other securities or any property receivable by Holders upon the exercise or repurchase of Warrants required from time to time and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not (a) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (c) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the President, any Vice President or the Secretary or Treasurer of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer; however, in its discretion, the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken with respect to any matter in the event it requests instructions from the Company as to that matter and does not receive such instructions within a reasonable period of time after the request therefor.

                  The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

                  The Warrant Agent may rely and shall be fully protected in acting or refraining from acting upon any certificate, notice, instruction, Warrant, document or other writing believed by it to be genuine and to have been signed or presented by the proper Person. The Warrant Agent need not investigate any fact or matter stated in any such certificate, notice, instruction, Warrant, document or other writing. The Warrant Agent shall not be liable for any action that it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as are consistent with this Agreement and as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

                  The Warrant Agent shall act solely as agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

                  With respect to the identity of beneficial owners of interests in the Global Warrants and the number of Warrants beneficially owned by any beneficial owner, the Warrant Agent shall be entitled to conclusively rely on the records of DTC and shall be fully protected in so relying.

                  Section 8.2. Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel acceptable to it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                  Section 8.3. Compensation; Indemnification. The Company agrees to pay to the Warrant Agent from time to time compensation for all services rendered by it hereunder as the Company and the Warrant Agent may agree in writing from time to time, and to reimburse the Warrant Agent for reasonable expenses and disbursements incurred in connection with the execution and administration of this Agreement (including the reasonable fees and the expenses of its counsel), and further agrees to indemnify the Warrant Agent for, and to hold it harmless against, any claim, loss, liability or expense arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending itself against any such claim or liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own negligence or willful misconduct. If the Company is required by law to deduct Colombian Withholding Taxes from or in respect of any sum payable to the Warrant Agent under this Section 8.3, such sum shall be increased by the amount necessary so that after making all necessary deductions, the Warrant Agent will receive an amount equal to the sum it would have received had no such deductions been made. The obligations of the Company under this Section 8.3 shall survive the exercise and the expiration of the Warrants and the resignation or removal of the Warrant Agent. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 8.4. No Restrictions on Actions. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  Section 8.5. Discharge or Removal; Replacement Warrant Agent. Except as otherwise provided in this Section 8.5, no resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent provided herein. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving one month's prior written notice to the Company. The Company may remove the Warrant Agent upon one month's prior written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent or the Company shall cause to be mailed (by first-class mail, postage prepaid) to each Holder of a Warrant a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than US$50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, the original Warrant Agent, upon payment of its fees and expenses, shall in all events deliver and transfer to the successor Warrant Agent all property, if any, at the time held hereunder by the original Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file a notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed to each Holder of a Warrant. Failure to give any notice provided for in this Section 8.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

                  Section 8.6. Successor Warrant Agent. Any corporation into which the Warrant Agent or any successor warrant agent may be merged or converted, or any corporation resulting from any consolidation to which the Warrant Agent or any successor warrant agent shall be a party, and any corporation which acquires substantially all of the corporate trust business of the Warrant Agent, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section
8.5 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first-class mail, postage prepaid) to each Holder of a Warrant.

                                   ARTICLE IX

                                 WARRANT HOLDERS

                  Section 9.1. Warrant Holder Not Deemed a Stockholder. The Company and the Warrant Agent may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent nor any agent of the Company or the Warrant Agent shall be affected by any notice to the contrary. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of any meeting of stockholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

                  Section 9.2. Right of Action. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise, exchange or tender for purchase such Holder's Warrants in the manner provided in the Warrant Certificate representing his Warrants and in this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

                  Section 10.1. Money Deposited with the Warrant Agent. The Warrant Agent shall not be required to pay interest on any moneys deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with the Company to pay thereon. Any moneys, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. The Warrant Agent shall distribute any money deposited with it for payment and distribution to the Holders by mailing by first-class mail a check in such amount as is required by this Agreement to each such Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by such Holder, in accordance with the terms and conditions hereof. Any money, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for two years after the date the money, securities or other property was deposited with the Warrant Agent shall be delivered to the Company upon its written request therefor.

                  Section 10.2. Payment of Taxes. All ADRs, Warrant Shares or other securities issuable upon the exercise of Warrants shall be validly issued, fully paid and nonassessable, and the Company shall pay any stamp, registration, and other similar taxes and other governmental charges that may be imposed under the laws of the United States of America, Colombia or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof or of other securities deliverable upon exercise of Warrants or in respect of any Warrant Repurchase or Repurchase Offer (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any ADR certificate, Warrant Share certificate or other securities or property issuable upon the exercise of the Warrants or in respect of a Warrant Repurchase, Repurchase Offer or payment of cash to any Person other than the Holder of a Warrant Certificate [that is not deemed a Colombian resident] surrendered upon the exercise or repurchase of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any ADR certificate, Warrant Shares certificate or stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or other charge is due.

                  Section 10.3. No Merger, Consolidation or Sale of Assets of the Company. Except as otherwise provided herein, the Company will not merge into or consolidate with any other Person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor of the Company, unless the Person resulting from such merger or consolidation, or such successor of the Company, shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

                  Section 10.4. Reports to Holders. (a) The Company will file with the Warrant Agent and provide the Holders, within 15 days after it files them with the Commission, copies of its annual and quarterly reports and other information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company will file with or furnish to the Commission and provide to the Warrant Agent and to the Holders and potential purchasers of Warrants upon written request to the Warrant Agent by any Holder, potential purchaser of Warrants or Initial Purchaser: (i) within 140 days after the end of each fiscal year, annual reports on Form 20-F (or any successor form) containing the information required to be contained therein (or required in such successor form); (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 6-K (or any successor form) containing substantially the same information required to be contained in Form 10-Q (or required in any successor form); and (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 6-K (or any successor form) containing substantially the same information required to be contained in Form 8-K (or required in any successor form). Prior to the filing of the Registration Statement with the Commission and in the event that the Company never becomes subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Company will provide to the Warrant Agent and to the Holders and potential purchasers of Warrants upon written request to the Warrant Agent by any Holder, potential purchaser of Warrants or Initial Purchaser, all of the information that would have been required to have been filed with the Commission pursuant to clauses (i), (ii) and (iii) above. Each of the reports will be prepared in accordance with Colombian GAAP and each of the reports referred to in clauses (i) and (ii) above will contain a reconciliation to U.S. GAAP consistently applied and will be prepared in accordance with the applicable rules and regulations of the Commission.

                  (b) If the Company is not then subject to Section 13 or 15(d) of the Exchange Act, the Company will, upon request, provide to any Holder of Warrants or any prospective transferee of any such Holder the information concerning the Company required pursuant to Rule 144A(d)(4).

                  Section 10.5. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any air courier (i) if to a Holder of the Warrants, at the address of such Holder maintained by the Warrant Agent, (ii) if to the Company, to Occidente y Caribe Celular S.A., Calle 50, No. 55-01, Medellin, Colombia, Attention: Mauricio Campillo and (iii) if to the Warrant Agent, to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time received, if mailed or sent by air courier; when answered back, if telexed; and when receipt is acknowledged, by recipient's telecopy operator, if telecopied.

                  Section 10.6. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  Section 10.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

                  Section 10.8. Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  Section 10.9. Amendments. The Company may, without the consent of the Holders of the Warrants, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that it shall have been advised by counsel (a) are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (b) add to the covenants and agreements of the Company for the benefit of the Holders, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that, in each case, such changes or corrections shall not adversely affect the interests of the Holders in any material respect. The Warrant Agent shall join with the Company in the execution and delivery of any such supplemental agreements unless it affects the Warrant Agent's own rights, duties or immunities hereunder, in which case the Warrant Agent may, but shall not be required to, join in such execution and delivery.

                  Section 10.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                  Section 10.11. GOVERNING LAW. THIS AGREEMENT AND THE WARRANTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                  Section 10.12. Process Agent; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, 1633 Broadway, New York, New York 10019 (the "Process Agent") (and any successor entity) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Warrants that may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, State of New York or brought under federal or state securities laws, and acknowledges that the Process Agent has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Process Agent and written notice of said service to the Company in accordance with Section 10.5 of this Agreement shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as any of the Warrants shall be outstanding; provided that the Company may (and, to the extent the Process Agent ceases to be able to be served on the basis contemplated herein, shall), by written notice to the Initial Purchasers and the holders of Warrants in accordance with Section
10.5 of this Agreement, designate such additional or alternative agent for service of process under this Section 10.12 that (A) maintains an office located in the Borough of Manhattan, The City of New York, State of New York and (B) is either (x) counsel for the Company or (y) a corporate service company which acts as agent for service of process for other Persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, The City of New York, State of New York. Nothing herein shall affect the right of the Warrant Agent or any

Holder to serve process or to commence legal proceedings or otherwise proceed against the Company in Colombia in any other manner permitted by law. The Company hereby waives irrevocably, to the extent permitted by law, any objection to the laying of venue in New York, New York, and any claim of inconvenient forum in respect of any such action in New York, New York to which it might otherwise be entitled in any actions arising out of or based on this Agreement or any Warrants.

                  To the extent that the Company has or hereafter may acquire any sovereign immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Warrants or the separate written instrument referenced in the first paragraph of this Section 10.12.

                  Section 10.13. Judgment Currency. The Company agrees to indemnify the Initial Purchasers, each holder of the Warrants and each Indemnified Party against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than U.S. Dollars and as a result of any variation as between
(i) the rate of exchange at which the U. S. Dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which any such Person on the date of payment of such judgment or order is able to purchase U.S. Dollars with the amount of the Judgment Currency actually received by such Person. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. Dollars.

                  Section 10.14. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.

                                 OCCIDENTE Y CARIBE CELULAR S.A.



                                 By
                                     -------------------------------------------
                                      Name:    Mauricio Campillo
                                      Title:   General Secretary and
                                               Administrative Vice President



                                 THE BANK OF NEW YORK, as Warrant Agent

                                 By
                                     -------------------------------------------
                                      Name:    Lloyd A. McKenzie
                                      Title:   Assistant Vice President

                                                                    Exhibit A to
                                                               Warrant Agreement

                           FORM OF WARRANT CERTIFICATE

                         OCCIDENTE Y CARIBE CELULAR S.A.

                                                            CUSIP No. __________

No. _____                                      rtificate for [        ] Warrants


                              WARRANTS TO PURCHASE

                         SHARES OF CLASS B COMMON STOCK


         This certifies that _______________, or its registered assigns, is the owner of the number of Warrants set forth above or such other number as shall be represented from time to time by this Warrant Certificate in accordance with the terms of the within-mentioned Warrant Agreement, each of which represents the right to purchase, on any Business Day on or after the earliest to occur of (i) June 7, 1998, (ii) the occurrence of a Change of Control (as defined in the Warrant Agreement), or (iii) the consummation of a Public Equity Offering (as defined in the Warrant Agreement) (the "Exercise Commencement Date") and on or before March 15, 2004 (the "Expiration Date"), provided that certain conditions set forth in the Warrant Agreement have been satisfied, from Occidente y Caribe Celular S.A. (the "Company"), a sociedad anonima de economia mixta existing under the laws of the Republic of Colombia ("Colombia"), either (i) 0.22836 American Depositary Receipts ("ADRs"), each ADR representing 25 fully paid and nonassessable shares of class B common stock, par value one thousand Pesos per share, of the Company (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"), or, (ii) if certain conditions set forth in the Warrant Agreement are not satisfied, 5.709 fully paid and nonassessable Warrant Shares, in each case, subject to adjustment as provided in the Warrant Agreement, at a purchase price (the "Exercise Price") of US$1.00 per Warrant Share (US$25.00 per
ADR), subject to adjustment as provided in the Warrant Agreement, upon surrender hereof at the office of The Bank of New York or to its successor as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "Warrant Agent"), with the Subscription Form on the reverse hereof (or a copy thereof furnished by the Warrant Agent) duly executed, with signature guaranteed as therein specified, and simultaneous payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company) of the Exercise Price for the ADR(s) or Warrant Share(s) as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of June 7, 1996 (the "Warrant Agreement"), between the Company and The Bank of New York, as Warrant Agent, and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

                           The Bank of New York
                           101 Barclay Street
                           New York, New York  10286

                           Attention:       Corporate Trust Administration

         After the Exercise Commencement Date, the Warrants may only be exercised if (i) the Warrant Agent has received written notice from the Company that a Registration Statement has been declared effective by the Commission with respect to the Warrant Shares, (ii) the Warrant Agent has not received written notice from the Company or the Commission that a stop order issued by the Commission suspending the effectiveness of such Registration Statement is in effect, (iii) the Warrant Agent has received written notice from the Company that the Company has obtained all necessary Colombian corporate and governmental authorizations and approvals set forth in Sections 6.1 and 6.2(a) of the Warrant Agreement, (iv) the Warrant Agent has not received written notice from the Company that the authorizations and approvals referred to in clause (iii) are not in effect and (v) the Warrant Agent has not received notice from the Company of any Suspension Period permitted under Section 6.4(b)(ii) of the Warrant Agreement.

         A "Warrant Registration Default" shall be deemed to have occurred if
(i) on the Exercise Commencement Date, the Warrant Shares Registration Statement has not been declared effective by the Commission, or (ii) the Commission shall have issued a stop order suspending the effectiveness of the Warrant Shares Registration Statement, at a time when such Warrant Shares Registration Statement is required to be kept effective by the Company pursuant to the provisions of the Warrant Agreement.

         If a Warrant Registration Default occurs, then the Company shall pay, or cause to be paid, to the holder of each Warrant cash in the amount of US$0.03 per week, or portion thereof, for the first 90-day period during which the Warrant Registration Default continues. Such amount shall increase by US$0.02 per week, or portion thereof, at the beginning of each subsequent 90-day period during which a Warrant Registration Default continues up to a maximum aggregate additional amount of US$0.07 per week. Such amount due shall be payable on each March 15 and September 15 commencing on the Exercise Commencement Date (the "liquidated damages payment dates") to holders of record of Warrants on the close of business on the immediately preceding March 1 or September 1, as the case may be.

         Except as provided in the Warrant Agreement, the Warrants shall be exercisable only for Warrant Shares if, at the time such Warrants are exercised, the Warrant Agent has not received written notice that the Company has entered into an ADR Deposit Agreement and that all Colombian corporate and governmental authorizations set forth in Section 6.2(b) of the Warrant Agreement have been obtained or if the Warrant Agent has received written notice from the Company that any of the authorizations and approvals set forth in Section 6.2(b) of the Warrant Agreement is not in effect. Except as provided in the Warrant Agreement, the Warrants shall be exercisable only for ADRs if, at the time such Warrants are exercised, (i) the Warrant Agent has received written notice that the Company has entered into an ADR Deposit Agreement and all Colombian corporate and governmental authorizations set forth in Section 6.2(b) of the Warrant Agreement have been obtained and (ii) the Warrant Agent has not received written notice from the Company that any of the authorizations and approvals set forth in Section 6.2(b) of the Warrant Agreement is not in effect.

         If, on the date of exercise of any Warrant, the Peso Equivalent of the Exercise Price is less than the aggregate of the par value of the Warrant Shares represented by the ADRs or the Warrant Shares, as the case may be, for which such Warrant may be exercised, the Exercise Price payable upon such exercise shall be adjusted to be equal to the Peso Equivalent of the aggregate of such par value.

         If a Trading Market does not exist for the Warrant Shares or the ADRs on the Expiration Date (or, in certain circumstances set forth in the Warrant Agreement, the next preceding day which is a trading day and on which trading in securities of such type is not limited (the "Preceding Trading Day")), the Company shall repurchase all outstanding Warrants that have not been exercised on, or prior to the Expiration Date (a "Warrant Repurchase").

         Warrants received by the Warrant Agent in proper form in a Warrant Repurchase will, except as otherwise provided in the Warrant Agreement, be repurchased by the Company at a price in cash equal to the value on the Expiration Date (or the Preceding

Trading Date, if applicable) of the ADRs, Warrant Shares and other securities or property of the Company which would have been delivered upon exercise of Warrants had the Warrants been exercised (regardless of whether the Warrants are then exercisable), less the Exercise Price for such Warrant in effect on the Expiration Date as provided in the Warrant Agreement (the "Warrant Repurchase Price"). The value of such ADRs, Warrant Shares and other securities shall be determined by the Independent Financial Expert (as defined in the Warrant Agreement), in the manner set forth in the Warrant Agreement.

         If a Trading Market does not exist for the Warrant Shares or the ADRs on the Expiration Date or, in the circumstances described in the Warrant Agreement, the Preceding Trading Day, the Company must offer to repurchase all ADRs and Warrant Shares outstanding on the Expiration Date and, to the extent there is no Trading Market therefor, all other securities issued upon exercise of the Warrants or distributed in respect of the Warrant Shares that are then held by the holder of such ADRs and Warrant Shares (a "Repurchase Offer"). If the Company makes a Repurchase Offer, Holders may, until the expiration date of such offer, surrender all or part of their ADRs or Warrant Shares (together with such other securities issued or distributed in respect of such ADRs or Warrant Shares) for repurchase by the Company.

         ADRs and Warrant Shares and other such securities referred to in the preceding paragraph received by the Warrant Agent in proper form during a Repurchase Offer will, except as otherwise provided in the Warrant Agreement, be repurchased by the Company at a price in cash equal to the value on the Expiration Date (or the Preceding Trading Date, if applicable) of the ADRs or Warrant Shares and other such securities subject to a Repurchase Offer, as the case may be. The value of such ADRs or Warrant Shares and other such securities shall be determined by the Independent Financial Expert (as defined in the Warrant Agreement), in the manner set forth in the Warrant Agreement.

         If the Company fails to pay to a Holder the Warrant Repurchase Price or the Repurchase Price as required by the Warrant Agreement, it shall be obligated to pay interest on such amount at a rate per annum of 14% from the date of the default to the date of payment, which interest shall compound quarterly.

         If the Company merges or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of shares of Class B Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price) and the Warrants shall expire upon such payment.

         The number of ADRs or Warrant Shares purchasable upon the exercise of each Warrant and the price per ADR or Warrant Share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of capital stock or other securities or the amount of money and other property that would have been distributable or payable on account of the ADRs or Warrant Shares (or other securities or property issuable upon exercise of a Warrant) if such Warrants had been exercised prior to completion of such merger, consolidation or sale.

         As to any final fraction of an ADR or Warrant Share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

         All Warrant Shares or other securities issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and nonassessable, and the Company shall pay all stamp, registration or other similar taxes and other governmental charges that may be imposed under the laws of the United States of America, Colombia or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of such shares or of other securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any ADR certificate, Warrant Share certificate or other securities or property issuable upon the exercise of the Warrants or in respect of a Warrant Repurchase, Repurchase Offer or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or repurchase of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company may deduct such taxes from any payment of money to be made and shall not be required to issue any ADR certificate, Warrant Shares certificate or stock certificate until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or other charge is due.

         Subject to the restrictions on transfer set forth in Article V of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at its office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent and any agent of the Company or the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

         This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

         Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

         This Warrant Certificate shall be void and all rights evidenced hereby shall cease on March 15, 2004, except the right to receive cash in a Warrant Repurchase as provided above, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person.

         This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:

                                 OCCIDENTE Y CARIBE CELULAR S.A.



                                 By
                                    --------------------------------------------
                                      Name:
                                      Title:

Countersigned:

The Bank of New York,
  as Warrant Agent

By
   -------------------------------
     Authorized Signatory

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

To:

         The undersigned irrevocably exercises ________________ of the Warrants represented by the Warrant Certificate, each for the purchase of either (i)
0.22836 American Depositary Receipts ("ADRs"), each ADR representing 25 fully paid and non-assessable shares of class B common stock, par value one thousand Pesos per share, of OCCIDENTE Y CARIBE CELULAR S.A. (the "Class B Common Stock"), subject to adjustment (the "Warrant Shares"), or (ii) if the conditions to the issuance of ADRs set forth in the Warrant Agreement have not been satisfied, 5.709 fully paid and non-assessable Warrant Shares, in each case, subject to adjustment as provided in the Warrant Agreement, and herewith makes payment of US$______ (such payment being by cash or certified or official bank or bank cashier's check payable to the order or at the direction of Occidente y Caribe Celular S.A.), such amount being equal to the exercise price of such Warrants, and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to and directs that the ADRs or Warrant Shares deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

                 [THE FOLLOWING PROVISION TO BE INCLUDED ONLY ON
            CERTIFICATED WARRANTS ISSUED IN RELIANCE ON REGULATION S]

         The undersigned certifies that:

                                    Check One

[  ]     (a) (i)  it is not a U.S. person (as defined in Regulation S under the
         Securities Act) and the Warrants are not being exercised on behalf of a U.S. person.

                                       or

[  ]    (ii) it is furnishing to the Warrant Agent a written opinion of counsel to the effect that the Warrants and the ADRs or Warrant Shares (or other securities) issuable upon exercise of the Warrants have been registered under the Securities Act or are exempt from registration thereunder.


         and

         (b) if an opinion is not being furnished, the undersigned is located outside the United States at the time of the exercise hereof.

Dated:                                                                         1
       -------------------------        ----------------------------------------
                                        (Signature of Owner)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City)            (State)     (Zip Code)


                                                Signature Guaranteed By:

                                        ---------------------------------------

Securities and/or check to be issued to:
                                         ---------------------------------------

Please insert social security or identifying number:
                                                     ---------------------------
Name:
      --------------------------------------------------------------------------
Street Address:
                ----------------------------------------------------------------
City, State and Zip Code:
                          ------------------------------------------------------

- --------

1 The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a United States national bank or trust company or by a member firm of any United States national securities exchange.

                FORM OF CERTIFICATE FOR SURRENDER FOR REPURCHASE

                      (To be executed only upon repurchase
                           of Warrant by the Company)

To:
    ---------------------------

         The undersigned, having received prior notice of the consideration for which OCCIDENTE Y CARIBE CELULAR S.A. will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by OCCIDENTE Y CARIBE CELULAR S.A. of the number of Warrants specified below for the consideration set forth in such notice.

Dated:
       ------------------------------   ----------------------------------------
                                        (Number of Warrants)

                                                                               2
                                        ----------------------------------------
                                        (Signature of Owner)


                                        ----------------------------------------
                                        (Street Address)


                                        ----------------------------------------
                                        (City)         (State)        (Zip Code)

                                                     Signature Guaranteed By:

                                        ----------------------------------------

Check to be issued to:
                       ---------------------------------------------------------

Please insert social security or identifying number:
                                                     ---------------------------
Name:
     ---------------------------------------------------------------------------

Street Address:
                ----------------------------------------------------------------

City, State and Zip Code:
                          ------------------------------------------------------
- --------

2 The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a United States national bank or trust company or by a member firm of any United States national securities exchange.

           FORM OF CERTIFICATE FOR SURRENDER FOR REPURCHASE OF ADRS OR
                                 WARRANT SHARES

                      (To be executed only upon repurchase
 of ADRs or Warrant Shares or such other securities or property by the Company)

To: ___________________________


                  The undersigned, having received prior notice of the consideration for which OCCIDENTE Y CARIBE CELULAR S.A. will repurchase the ADRs represented by the attached ADR certificate or the Warrant Shares represented by the attached share certificate or such other securities or property, as the case may be, hereby surrenders the attached ADR certificate or share certificate or such other securities or property, as the case may be, for repurchase by OCCIDENTE Y CARIBE CELULAR S.A. of the number of ADRs or Warrant Shares or such other securities or property specified below for the consideration set forth in such notice.

Dated:
       ----------------------------   ------------------------------------------
                                      (Number of ADRs/Warrant Shares or
                                      such other securities or property)

                                                                               3
                                      ------------------------------------------
                                      (Signature of Owner)


                                      ------------------------------------------
                                      (Street Address)


                                      ------------------------------------------
                                      (City)         (State)          (Zip Code)



                                      Signature Guaranteed By:


                                      ------------------------------------------

- --------

3 The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a United States national bank or trust company or by a member firm of any United States national securities exchange.

Check to be issued to:
                      ----------------------------------------------------------

Please insert social security or identifying number:
                                                     ---------------------------

Name:
      --------------------------------------------------------------------------

Street Address:
                ----------------------------------------------------------------

City, State and Zip Code:
                          ------------------------------------------------------

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):
                        --------------------------------------------------------

Address:
         -----------------------------------------------------------------------

No. of Warrants:
                 ---------------------------------------------------------------

Please insert social security or other identifying number of assignee(s):

- --------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint ________ the undersigned's attorney to make such transfer on the books of ________________ maintained for the purposes, with full power of substitution in the premises.

                 [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL
                    CERTIFICATES EXCEPT CERTIFICATED WARRANTS
                       ISSUED IN RELIANCE ON REGULATION S]

         In connection with any transfer of Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[  ]     (a) these Warrants are being transferred in compliance with the exemption from registration under the United States Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[  ]     (b) these Warrants are being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in
Article V of the Warrant Agreement shall have been satisfied.

Dated:                                                                         4
       ----------------------------   ------------------------------------------
                                      (Number of ADRs/Warrant Shares or
                                      such other securities or property)


                                      ------------------------------------------
                                      (Signature of Owner)


                                      ------------------------------------------
                                      (Street Address)


                                      ------------------------------------------
                                      (City)         (State)          (Zip Code)



                                      Signature Guaranteed By:


                                      ------------------------------------------


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing the Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the United States Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ---------------------------



                                   ---------------------------------------------
                                   NOTE:  To be executed by an executive officer

- --------

4 The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a United States national bank or trust company or by a member firm of any United States national securities exchange.

                                                                    Exhibit B to
                                                               Warrant Agreement

                        FORM OF PRIVATE PLACEMENT LEGEND

         THIS SECURITY AND, AS OF THE DATE THIS WARRANT WAS ORIGINALLY ISSUED, THE CLASS B COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY, OR ANY AFFILIATE OF THE COMPANY, WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

                                                                    Exhibit C to
                                                               Warrant Agreement

                       FORM OF LEGEND FOR GLOBAL WARRANTS

         Any Global Warrant authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Warrant) in substantially the following form:

              THIS WARRANT IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS WARRANT IS NOT EXCHANGEABLE FOR WARRANTS REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS WARRANT (OTHER THAN A TRANSFER OF THIS WARRANT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

              UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                    Exhibit D to
                                                               Warrant Agreement


              FORM OF LEGEND FOR WARRANTS ISSUED AS PART OF A UNIT

         THE WARRANT EVIDENCED BY THIS CERTIFICATE IS INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF US$1,000 PRINCIPAL AMOUNT AT MATURITY OF 14% SENIOR DISCOUNT NOTES DUE 2004 OF OCCIDENTE Y CARIBE CELULAR S.A. (THE "NOTES") AND FOUR WARRANTS. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST TO OCCUR OF (i) SEPTEMBER 5, 1996, (ii) A CHANGE OF CONTROL AND (iii) THE DATE ON WHICH THE EXCHANGE OFFER REGISTRATION STATEMENT IS DECLARED EFFECTIVE (AS SUCH TERMS ARE DEFINED IN THE WARRANT AGREEMENT REFERRED TO HEREIN), THE WARRANT EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.

                                                                    Exhibit E to
                                                               Warrant Agreement

                     Form of Investor Letter to be Delivered
                          in connection with Transfers
                  to Non-QIB Institutional Accredited Investors





Occidente y Caribe Celular S.A.
Calle 50, No. 55-01
Medellin, Colombia
c/o
The Bank of New York
101 Barclay Street
New York, New York  10286

Attention:  Corporate Trust Administration

Ladies and Gentlemen:

         In connection with our proposed purchase of _______ Warrants to Purchase Shares of Class B Common Stock (the "Warrants") of Occidente y Caribe Celular S.A. (the "Company"), we confirm that:

                  1. We understand that the Warrants have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Warrants to offer, sell or otherwise transfer such Warrants prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Warrants, or any predecessor thereto (the "Resale Restriction Termination Date") only
         (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Warrants are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. Persons that occur outside the United States within the meaning of Regulations S under the Securities Act,
         (e) to an
         institutional "accredited investor" within the meaning of subparagraph
         (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Warrants for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Warrants is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Warrant Agent, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) or Rule 501 under the Securities Act and that it is acquiring such Warrants for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Warrant Agent reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Warrants pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Warrant Agent.

                  2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Warrants for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We are acquiring the Warrants purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,

                                            (Name of Purchaser)

                                            By: ________________________________
                                                Date:

                  Upon transfer, the Warrants would be registered in the name of the new beneficial owner as follows:

                                            Name: ______________________________

                                            Address:

                                            Taxpayer ID Number:

                                                                    Exhibit F to
                                                               Warrant Agreement

                       Form of Certificate to be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                                                          -----------------, ---

Occidente y Caribe Celular S.A.
Calle 50, No. 55-01
Medellin, Colombia
c/o
The Bank of New York
101 Barclay Street
New York, New York  10286

Attention:  Corporate Trust Administration

Ladies and Gentlemen:

                  In connection with our proposed sale of _______ Warrants to Purchase Shares of Class B Common Stock (the "Warrants") of Occidente y Caribe Celular S.A. (the "Company"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

                  (1) the offer of the Warrants was not made to a person in the United States;

                  (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

                  In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,

                                            [Name of Transferor]

                                            By:  _______________________________
                                                 Authorized Signature

                                                                    Exhibit G to
                                                               Warrant Agreement

                               Form of Certificate
                              to Be Delivered upon
                        Termination of Restricted Period

                            On or after July 18, 1996

The Bank of New York
101 Barclay Street
New York, New York  10286

Attention:  Corporate Trust Administration

Ladies and Gentlemen:

                  This letter relates to _______ Warrants to Purchase Shares of Class B Common Stock (the "Warrants") of Occidente y Caribe Celular S.A. (the "Company") represented by the global warrant certificate (the "Temporary Certificate"). Pursuant to Section 2.2 of the Warrant Agreement dated as of June 7, 1996 relating to the Warrants (the "Warrant Agreement"), we hereby certify that (1) we are the beneficial owner of such amount of Warrants represented by the Temporary Certificate and (2) we are a person outside the United States to whom the Warrants could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to issue a Certificated Warrant representing the undersigned's interest in the principal amount of Warrants represented by the Temporary Certificate, all in the manner provided by the Warrant Agreement.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,

                                            [Name of Holder]

                                            By: ________________________________
                                                Authorized Signature

                                                                    Exhibit H to
                                                               Warrant Agreement

                            FORM OF COLOMBIAN LEGEND

THE ISSUANCE OF THE WARRANTS HAS BEEN APPROVED BY THE COLOMBIAN SUPERINTENDENCY OF CORPORATIONS (SUPERINDENDENCIA DE SOCIEDADES). SUCH APPROVAL DOES NOT IMPLY AN APPROVAL OF THE QUALITY OF THE WARRANTS OR THE SOLVENCY OF THE COMPANY. THE WARRANTS MAY NOT BE OFFERED OR SOLD IN COLOMBIA.